                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement

/ / Confidential. For use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))

/X/ Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 Advanta Corp.

                (Name of Registrant as Specified In Its Charter)

                         -------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/      No fee required.

/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

/ /      Fee paid previously with preliminary materials:

/ /      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                                 [ADVANTA LOGO]

                             WELSH AND MCKEAN ROADS
                                  P.O. BOX 844
                     SPRING HOUSE, PENNSYLVANIA 19477-0844
                                ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 7, 2000
                                ---------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Advanta Corp. (the "Company") will be held at the Company's headquarters, Welsh and McKean Roads, Spring House, Pennsylvania, on Wednesday, June 7, 2000 at 1:00 p.m. (the "Meeting") for the following purposes:

          1. To elect three directors to hold office until the expiration of their term of office and until their successors are duly elected and qualified.

          2. To consider and act upon a proposal to approve the Advanta Corp. 2000 Omnibus Stock Incentive Plan.

          3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on Friday, April 14, 2000 as the record date for the Meeting. Only holders of record of the Company's Class A Common Stock and Class A Preferred Stock at that time are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

     The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the attached proxy statement for further information with respect to the business to be transacted at the Meeting. The Board of Directors urges you to date, sign and return the enclosed proxy promptly. A reply envelope is enclosed for your convenience. You are cordially invited to attend the Meeting in person. The return of the enclosed proxy will not affect your right to vote if you attend the Meeting in person.

                                          ELIZABETH H. MAI
                                          Secretary

Dated: April 28, 2000

                                 [ADVANTA LOGO]

                             WELSH AND MCKEAN ROADS
                                  P.O. BOX 844
                     SPRING HOUSE, PENNSYLVANIA 19477-0844
                                ---------------

                                PROXY STATEMENT
                                ---------------

                       ANNUAL MEETING OF STOCKHOLDERS TO
                       BE HELD ON WEDNESDAY, JUNE 7, 2000
                                ---------------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Advanta Corp., a Delaware corporation (the "Company"), to be used at the Annual Meeting of Stockholders, to be held at the Company's headquarters, Welsh and McKean Roads, Spring House, Pennsylvania, on Wednesday, June 7, 2000 at 1:00 p.m., and any adjournment or postponement thereof (the "Meeting"). This proxy statement, the foregoing notice and the enclosed proxy are first being mailed to holders of the Company's Class A Common Stock and Class A Preferred Stock on or about May 3, 2000.

     The Board of Directors does not intend to bring any matter before the Meeting except as specifically indicated in the notice, nor does the Board of Directors know of any matters which anyone else proposes to present for action at the Meeting. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

     Shares represented by proxies received by the Company, where the stockholder has specified a choice with respect to the matters to be voted upon at the Meeting, will be voted in accordance with the specification(s) so made. IN THE ABSENCE OF SUCH SPECIFICATION(S), THE SHARES WILL BE VOTED "FOR" THE ELECTION OF ALL THREE NOMINEES FOR THE BOARD OF DIRECTORS AND "FOR" THE PROPOSAL TO APPROVE THE ADVANTA CORP. 2000 OMNIBUS STOCK INCENTIVE PLAN.

     Any proxy may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

     The accompanying form of proxy is being solicited on behalf of the Board of Directors of the Company. The expenses of solicitation of proxies for the Meeting will be paid by the Company. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone by directors, officers and employees of the Company, who will receive no additional compensation therefor. In addition, the Company has retained D.F. King & Co. Inc. to assist in the search for, and distribution of proxies to, beneficial owners of the Company's Class A Common Stock held in street name or by other nominees, and will pay such firm a fee of $1,500, plus reimbursement of direct out-of-pocket expenses incurred by such firm in such activity. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding material to beneficial owners of shares of Class A Common Stock of the Company. Beneficial owners of shares of Class B Common Stock, who are not entitled to vote at the Meeting, also will receive all proxy material (other than the proxy card itself), together with the Company's Annual Report for the fiscal year ended December 31, 1999. The expenses of such additional mailing will be borne by the Company.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

OUTSTANDING SHARES AND VOTING RIGHTS

     Only holders of record of the Company's Class A Common Stock and Class A Preferred Stock at the close of business on April 14, 2000 are entitled to notice of, and to vote at, the Meeting. On that date the Company had outstanding 10,060,888 shares of Class A Common Stock, par value $.01 per share, and 1,010 shares of Class A Preferred Stock, par value $1,000 per share. On all matters voted upon at the Meeting and any adjournment or postponement thereof, the holders of the Class A Common Stock and the Class A Preferred Stock vote together as a single class, with each record holder of Class A Common Stock entitled to one vote per share, and each record holder of Class A Preferred Stock entitled to one-half vote per share.

     The presence, in person or by proxy, of stockholders entitled to cast a majority of the votes which all stockholders are entitled to cast will constitute a quorum for the conduct of business at the Meeting. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. Under applicable Delaware law, votes that are withheld and broker non-votes will be excluded entirely from the vote and will not affect the outcome of the election of directors, as directors are elected by a plurality of votes cast. In the election of directors, stockholders do not have cumulative voting rights. The proposal to approve the Advanta Corp. 2000 Omnibus Stock Incentive Plan (the "Stock Incentive Plan Proposal") requires the approval of a majority of the shares present in person or by proxy and entitled to vote at the meeting. Under applicable Delaware law, abstentions with respect to the Stock Incentive Plan Proposal will have the same effect as votes against the proposal, and broker non-votes will have no effect on the outcome of the vote on the Stock Incentive Plan Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The information set forth in the following table is furnished as of April 1, 2000 (unless otherwise specified), with respect to any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) who is known to the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities.

                                                             AMOUNT AND
                                                             NATURE OF
                                                             BENEFICIAL            PERCENT
TITLE OF CLASS      NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP             OF CLASS
--------------      ------------------------------------     ----------            --------
Class A
  Preferred       Gisela Alter(1)..........................      1,010              100.00%

Class A Common    Dennis Alter(1)..........................  3,046,067(2)(3)(4)(5)   30.28%
                  Advanta Corp. Employee Stock Ownership
                    Plan(6)................................  1,000,000                9.94%
                  Kestrel Investment Management
                    Corporation(7).........................    874,646                8.69%
                  Brandywine Asset Management, Inc.(8).....    612,519                6.09%
                  PNC Advisors, N.A.(9)....................    551,995                5.49%
                  Dimensional Fund Advisors Inc.(10).......    776,246                7.72%

---------------
 (1) The address for Gisela Alter and Dennis Alter is c/o Advanta Corp., Welsh and McKean Roads, P.O. Box 844, Spring House, Pennsylvania, 19477-0844.

 (2) Includes 551,695 shares owned by a trust, the beneficiary of which is Linda Alter, the sister of Dennis Alter, and pursuant to which Dennis Alter is sole trustee. Mr. Alter disclaims beneficial ownership of these shares.

 (3) Includes 82,798 shares held by a charitable foundation established by Mr. Alter, as to which Mr. Alter shares voting and dispositive powers, and 41,399 shares held by a trust established by Mr. Alter, through which he has made certain charitable gifts of shares and as to which Mr. Alter has sole voting and dispositive powers. Also includes 571,905 shares held by a charitable foundation established by Mr. Alter, as to which Mr. Alter and his wife share voting and dispositive powers. Mr. Alter disclaims beneficial ownership of all such shares.

 (4) Does not include 1,010 shares of Class A Preferred Stock owned by Gisela Alter, the wife of Dennis Alter.

 (5) Does not include shares held in trust for the benefit of employees of the Company participating in the Advanta Corp. Employee Stock Ownership Plan (the "ESOP") as to which Mr. Alter is a trustee. As of December 31, 1999, the ESOP held 1,000,000 shares as follows: 34,771 shares allocated to ESOP participants who direct the vote of such shares and as to which the ESOP trustees have no beneficial ownership; and 965,229 shares which, as of December 31, 1999, had not been allocated to ESOP participants as to which the ESOP trustees may be deemed beneficial owners under Rule 13d of the 1934 Act ("Rule 13d"). Shares of Class A Common Stock held by the ESOP, but not yet allocated or as to which ESOP participants have not made timely voting direction, are voted by the ESOP trustees in the same proportions as shares for which directions are received (subject to each trustee's fiduciary responsibilities under Section 404 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")). Mr. Alter disclaims beneficial ownership of the 965,229 unallocated shares held by the ESOP.

 (6) The ESOP has sole voting power as to 965,229 unallocated shares and shared voting power as to 34,771 shares that have been allocated to ESOP participants. The allocated shares are voted by the ESOP trustees as directed by ESOP participants. Shares of Class A Common Stock held by the ESOP, but not yet allocated or as to which ESOP participants have not made timely voting direction, are voted by the ESOP trustees in the same proportions as shares for which directions are received (subject to each trustee's fiduciary responsibilities under Section 404 of ERISA). The address of the ESOP is P.O. Box 844, Welsh and McKean Roads, Spring House, PA 19477.

 (7) Information as to shares held by Kestrel Investment Management Corporation ("Kestrel"), David J. Steirman ("Mr. Steirman") and Abbott J. Keller ("Mr. Keller") is based solely on a Schedule 13G filed with the Securities and Exchange Commission (the "Commission") on February 14, 2000. According to the Schedule 13G, Messrs. Steirman and Keller are the only shareholders of Kestrel, an investment advisor; Kestrell is deemed to be the beneficial owner for purposes of Rule 13d of 874,646 shares, or 8.69% of the class, having sole voting power of 740,951 shares and sole dispositive power of 874,646 shares; each of Messrs. Steirman and Keller also is deemed to be the beneficial owner for purposes of Rule 13d of the 874,646 shares, having sole voting power of 740,951 shares and sole dispositive power of 874,646 shares pursuant to their ownership interests in Kestrel. The address of Kestrel and Messrs. Steirman and Abbott is 411 Borel Avenue, Suite 403, San Mateo, CA 94402.

 (8) Information as to shares held by Brandywine Asset Management Inc. ("Brandywine") is based solely on a Schedule 13G filed with the Commission on February 14, 2000 by Brandywine's parent holding company, Legg Mason, Inc. According to its Schedule 13G, Brandywine is deemed to be the beneficial owner of the above-reported shares for purposes of Rule 13d because it has the power to vote or direct the vote of and/or shares dispositive power with respect to these shares. Brandywine is deemed to be the beneficial owner of 612,519 shares, or 6.09% of the class, and has shared voting and dispositive power with respect to these shares. The address of Brandywine is 100 Light Street, Baltimore, Maryland 21202.

 (9) Information as to shares held by PNC Advisors, N.A. ("PNC") is based solely on a Form 13F filed with the Commission on February 11, 2000 by PNC. According to its Form 13F, PNC is deemed to be the beneficial owner of the above-reported shares for purposes of Rule 13d because it has the power to vote or direct the vote of and/or shares dispositive power with respect to these shares. PNC is deemed to be the beneficial owner of 551,995 shares, or 5.49% of the class, and has shared voting and dispositive power with respect to these shares. The address of PNC is 125 High Street, Oliver Street Tower, 16th Floor, Boston, Massachusetts 02110.

(10) Information as to shares held by Dimensional Fund Advisors Inc. ("Dimensional") is based solely on a Schedule 13G filed with the Commission on February 4, 2000. According to its Schedule 13G, Dimensional is deemed to be the beneficial owner of the above-reported shares for purposes of Rule 13d because it has the power to vote or direct the vote of and/or shares dispositive power with respect to these shares. Dimensional is deemed to be the beneficial owner of 776,246 shares, or 7.72% of the class, and has sole voting and dispositive power with respect to these shares. The address of Dimensional is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the Class A Common Stock and Class B Common Stock as of April 1, 2000 beneficially owned by:
(i) each director and nominee for director of the Company; (ii) each person who served as the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers whose compensation exceeded $100,000 during 1999 and one additional person who would have been included among the four referred to above had he been serving as an executive officer of the Company at December 31, 1999; and (iii) all directors and executive officers as a group. Shares issuable pursuant to the exercise of stock options are included in the table below if such options are currently exercisable or will become exercisable by May 31, 2000. None of the Company's executive officers or directors beneficially owns any shares of the Class A Preferred Stock.

                                                 CLASS A COMMON            CLASS B COMMON
                                             ----------------------    ----------------------
                                             AMOUNT AND                AMOUNT AND
                                             NATURE OF                 NATURE OF
                                             BENEFICIAL    PERCENT     BENEFICIAL    PERCENT
NAME                                         OWNERSHIP     OF CLASS    OWNERSHIP     OF CLASS
----                                         ----------    --------    ----------    --------
EXECUTIVE OFFICERS/DIRECTORS
Dennis Alter(1)(2)(3)(4)(5)................  3,046,067      30.28%     1,498,971       8.61%
William A. Rosoff(4)(6)(7).................     82,798          *        397,562       2.29%
EXECUTIVE OFFICERS
Philip M. Browne(8)........................     37,500          *         87,655          *
George Deehan(9)...........................          0          *         60,733          *
James L. Shreero(10).......................          0          *         31,485          *
DIRECTORS
Arthur P. Bellis(4)(11)....................     26,058          *         71,768          *
Max Botel (12).............................      3,030          *         32,257          *
William C. Dunkelberg(13)..................      1,656          *         43,795          *
Dana Becker Dunn(14).......................          0          *         28,184          *
Robert C. Hall(15).........................          0          *         17,982          *
James E. Ksansnak(16)......................          0          *         17,361          *
Ronald Lubner(17)..........................          0          *         22,125          *
Olaf Olafsson(4)...........................     27,800          *         92,000          *
Michael Stolper(4)(18).....................          0          *          9,750          *
All officers and directors as a group (14
  persons)(1)(2)(3)(4)(6)(19)..............  3,142,111      31.22%     2,370,860      13.33%

---------------
  * Represents less than 1% of the indicated class of the Company's Common Stock outstanding as of April 1, 2000.

(1) Includes 551,695 shares of Class A Common Stock owned by a trust, the beneficiary of which is Linda Alter, the sister of Dennis Alter, and pursuant to which Mr. Alter is sole trustee. Mr. Alter disclaims beneficial ownership of these shares.

(2) Includes 82,798 shares of Class A Common Stock and 40,768 shares of Class B Common Stock held by a charitable foundation established by Mr. Alter, as to which Mr. Alter shares voting and dispositive powers, and 41,399 shares of Class A Common Stock and 12,285 shares of Class B Common Stock, held by a trust established by Mr. Alter, through which he has made certain charitable gifts of shares and as to which Mr. Alter has sole voting and dispositive powers. Also includes 571,905 shares of Class A Common Stock and 36,400 shares of Class B Common Stock held by a charitable foundation established by Mr. Alter, as to which Mr. Alter and his wife share voting and dispositive powers. Mr. Alter disclaims beneficial ownership of all such shares.

(3) Does not include 1,010 shares of Class A Preferred Stock owned by the wife of Dennis Alter.

(4) Does not include shares held in trust for the benefit of employees of the Company participating in the ESOP as to which Messrs. Alter, Rosoff, Olafsson, Bellis and Stolper are trustees. As of December 31, 1999, the ESOP held 1,000,000 shares of Class A Common Stock as follows: 34,771 shares allocated to ESOP participants who direct the vote of such shares and as to which the ESOP trustees have no beneficial ownership; and 965,229 shares which, as of December 31, 1999, had not been allocated to ESOP participants as to which the ESOP trustees may be deemed beneficial owners under Rule 13d. Shares of Class A Common Stock held by the ESOP, but not yet allocated or as to which ESOP participants have not made timely voting direction, are voted by the ESOP trustees in the same proportions as shares for which directions are received (subject to each trustee's fiduciary responsibilities under Section 404 of ERISA). Each of Messrs. Alter, Rosoff, Olafsson, Bellis and Stolper disclaims beneficial ownership of the 965,229 unallocated shares held by the ESOP.

(5) Includes options to purchase 183,459 shares of Class B Common Stock pursuant to the Company's stock option plans.

(6) Includes 82,798 shares of Class A Common Stock and 40,768 shares of Class B Common Stock owned by a charitable foundation established by Mr. Alter as to which Mr. Rosoff has shared voting and dispositive power. These shares are also reflected in the ownership table under Mr. Alter's name.

(7) Includes options to purchase 153,006 shares of Class B Common Stock pursuant to the Company's stock option plans.

(8) Includes options to purchase 25,000 shares of Class B Common Stock pursuant to the Company's stock option plans.

(9) Includes options to purchase 14,500 shares of Class B Common Stock pursuant to the Company's stock option plans.

(10) Includes options to purchase 13,956 shares of Class B Common Stock pursuant to the Company's stock option plans.

(11) Includes options to purchase 11,715 shares of Class B Common Stock pursuant to the Company's stock option plans.

(12) Includes options to purchase 1,530 shares of Class A Common Stock and 25,183 shares of Class B Common Stock pursuant to the Company's stock option plans.

(13) Includes options to purchase 1,656 shares of Class A Common Stock and 41,795 shares of Class B Common Stock pursuant to the Company's stock option plans.

(14) Includes options to purchase 28,184 shares of Class B Common Stock pursuant to the Company's stock option plans.

(15) Includes options to purchase 17,438 shares of Class B Common Stock pursuant to the Company's stock option plans.

(16) Includes options to purchase 15,598 shares of Class B Common Stock pursuant to the Company's stock option plans.

(17) Includes options to purchase 22,125 shares of Class B Common Stock pursuant to the Company's stock option plans.

(18) Includes options to purchase 9,750 shares of Class B Common Stock pursuant to the Company's stock option plans.

(19) Includes options to purchase 3,186 shares of Class A Common Stock and 561,709 shares of Class B Common Stock pursuant to the Company's stock option plans.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Commission and to furnish the Company with copies of these reports. Based on the Company's review of the copies of those reports which it has received, and written representations from the Company's officers and directors who are Reporting Persons, the Company believes that all filings required to be made by the Reporting Persons from January 1, 1999 through December 31, 1999 were made on a timely basis except as noted below. With respect to one transaction, William A. Rosoff failed to timely file a Form 4; however, this transaction was subsequently reported on an amendment to his Form 5. With respect to one newly appointed executive officer, James L. Shreero, a Form 3 was not timely filed; however, this Form 3 was subsequently filed.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth, for the Company's last three fiscal years, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to the individuals named below (the "Named Executive Officers").

                                                                                           LONG TERM
                                                                                      COMPENSATION AWARDS
                                                ANNUAL COMPENSATION                --------------------------
                                   ---------------------------------------------   RESTRICTED    SECURITIES
                                                                    OTHER ANNUAL     STOCK       UNDERLYING        ALL OTHER
NAME AND                                                BONUS       COMPENSATION    AWARD(S)    OPTIONS/ SARS   COMPENSATION($)
PRINCIPAL POSITION                 YEAR   SALARY($)   ($)(1)(2)        ($)(3)        ($)(4)        (#)(5)        (6)(7)(8)(9)
------------------                 ----   ---------   ----------    ------------   ----------   -------------   ---------------
Dennis Alter.....................  1999   $595,000    $  223,150     $   47,126    $  291,263      100,000         $443,625
  Chairman of the Board and        1998   $595,000    $5,045,848     $   41,805    $  537,954      120,000         $297,636
  Chief Executive Officer          1997   $595,000    $  334,730     $   24,634    $        0            0         $315,914

William A. Rosoff................  1999   $595,000    $  378,125     $        0    $  325,805      100,000         $108,829
  President and Vice Chairman      1998   $595,000    $5,448,868     $1,869,611    $  700,209      228,666         $128,106
  of the Board                     1997   $475,000    $  542,223     $        0    $        0       75,000         $168,490

Olaf Olafsson(10)................  1999   $480,564    $        0     $        0    $  553,125      115,000         $ 14,192
                                   1998   $535,752    $  200,000     $        0    $6,710,419      100,000         $ 11,303
                                   1997   $289,197    $        0     $        0    $        0            0         $      0

Philip M. Browne(11).............  1999   $370,000    $   87,523     $        0    $  508,928       25,000         $  8,782
  Senior Vice President            1998   $195,185    $   51,053     $        0    $1,713,466       75,000         $    297
  and Chief Financial Officer

George Deehan(12)................  1999   $353,049    $   58,285(13)  $        0   $   72,473       18,000         $ 12,162
  President and Chief Executive    1998   $139,612    $   16,888(13)  $        0   $  593,913       40,000         $      0
  Officer, Advanta Leasing
  Services

James L. Shreero.................  1999   $200,000    $   14,070     $      391    $   61,774        5,000         $  9,198
  Vice President and               1998   $199,231    $        0     $      255    $   55,601       18,062         $  8,935
  Chief Accounting Officer         1997   $124,808    $   35,042     $      137    $        0        2,500         $  7,253

---------------
 (1) Includes amounts paid pursuant to programs to compensate for any shortfall in the value of restricted stock awards that vested in 1997 and 1998 pursuant to the AMIP Plans described in footnote (4) below. Messrs. Alter, Rosoff and Shreero received $45,848, $293,868 and $5,971, respectively. Messrs. Olafsson, Browne and Deehan did not enter the AMIP Plans until 1998 and therefore received no payments pursuant to these programs.

 (2) 1998 figures include payments to Messrs. Alter and Rosoff, in the amount of $5,000,000 each, under the Office of the Chairman Supplemental Compensation Program in connection with the Company's strategic alternatives process and the resulting Consumer Credit Card Transaction (as defined herein). 1998 figures also include a one-time signing bonus, in the amount of

     $200,000, paid to Mr. Olafsson in connection with the execution of his employment agreement. 1999 and 1998 figures include a one-time signing bonus, in the amount of $70,000, paid to Mr. Deehan in connection with the execution of his employment agreement, of which $40,833 was paid in 1999 and $29,167 was paid in 1998.

 (3) Includes above-market interest earned on deferred compensation pursuant to the Company's Executive Deferral Plan, in the amounts listed with respect to each year as follows: Mr. Alter received $47,126, $41,805 and $24,634 for 1999, 1998 and 1997, respectively; and Mr. Shreero received $391, $255 and $137 for 1999, 1998 and 1997, respectively. With respect to Mr. Rosoff, 1998 amount includes $1,869,611 for amounts paid, consistent with the terms of his employment agreement, in connection with the Tender Offer (as defined herein) related to the purchase of restricted shares of Class B Common Stock and the reimbursement for taxes arising therefrom, as described in this Proxy Statement under "Other Matters".

 (4) The Advanta Management Incentive Plan With Stock Election III ("AMIP III") was instituted in 1993 for performance years 1996 through 1998. The Advanta Management Incentive Plan With Stock Election IV ("AMIP IV") was instituted in 1995 for performance years 1999 through 2001 (AMIP III and AMIP IV are collectively referred to as the "AMIP Plans"). Pursuant to each of the AMIP Plans, shares of restricted Class B Common Stock were issued to participants in each AMIP Plan upon the plan's commencement or such participant's later employment with the Company (with a prorated share issuance awarded for any partial year participation). The number of restricted shares issued to each Named Executive Officer pursuant to the AMIP Plans is an amount equal to the participant's "target bonus" for each performance year covered by the applicable AMIP Plan divided by the applicable grant date price per share. Non-preferential dividends are paid on these restricted shares.

          Shares vest under each of the AMIP Plans ten years after the date of grant, but are subject to accelerated vesting on the basis of individual and corporate (or applicable business unit) performance for each applicable performance year. To the extent that individual and corporate (or applicable business unit) performance for a given performance year achieves targeted levels in that year, up to a maximum of one-third of the total shares granted under the applicable AMIP Plan (or appropriate proration for participants entering such AMIP Plan after the beginning of the first performance year thereunder) will become vested.

          Messrs. Olafsson, Browne and Deehan joined the Company in 1998 and consequently their 1998 figures include shares granted in 1998 pursuant to the AMIP Plans in respect of their "target bonuses" for performance years 1998 through 2001 in the following amounts: Mr. Olafsson, 13,590 AMIP III shares and 48,924 AMIP IV shares; Mr. Browne, 4,441 AMIP III shares and 22,839 AMIP IV shares; and Mr. Deehan 3,628 AMIP III shares and 26,121 AMIP IV shares.

          In addition to his AMIP III and AMIP IV shares, pursuant to his employment agreement, Mr. Olafsson was granted 200,000 shares of restricted Class B Common Stock in March 1998. In addition to his AMIP III and AMIP IV shares, pursuant to his employment agreement which is described under "Other Matters" in this Proxy Statement, Mr. Browne was granted 50,000 shares of restricted Class B Common Stock in June 1998. The shares of restricted Class B Common Stock granted pursuant to these employment agreements are included in the 1998 figures for Messrs. Olafsson and Browne and, for purposes of this table, are valued at their market value on the date of grant. On March 17, 1999, the employment agreements for Messrs. Olafsson and Browne were modified, as more fully described under "Report on Executive Compensation" in this Proxy Statement. In connection with the modifications: Mr. Olafsson was granted 50,000 shares of restricted Class A Common Stock in exchange for the surrender and cancellation of 50,000 shares of restricted Class B Common Stock that had previously been granted to him under his original employment agreement; and Mr. Browne was granted 37,500 shares of restricted Class A Common Stock in exchange for the surrender and cancellation of 37,500 shares of restricted Class B Common Stock that had previously been granted to him under his original employment agreement. The shares of restricted Class A Common Stock granted pursuant to the modified employment agreements are included in the 1999 figures for Messrs. Olafsson and Browne and, for purposes of this table, are valued at their market value on the date of grant. The 1998 figures for Messrs. Olafsson and Browne have not been restated to reflect the surrender and cancellation of 50,000 shares of restricted Class B Common Stock and 37,500 shares of Class B Common Stock, respectively.

          1998 figures reflect an adjustment to the number of shares of restricted Class B Common Stock that previously had been granted pursuant to AMIP III for performance year 1998 and AMIP IV for performance year 1999. As more fully described under "Report on Executive Compensation" in this Proxy Statement, 1999 figures reflect an adjustment to the number of shares of restricted Class B Common Stock that previously had been granted pursuant to AMIP IV for performance year 2000. The aggregate number of additional shares granted to each Named Executive Officer (other than Mr. Alter, as discussed below) pursuant to these adjustments and issued under the AMIP Plans was: Mr. Rosoff, 32,951 AMIP III shares and 65,902 AMIP IV shares; Mr. Olafsson, 28,410 AMIP III shares and 25,691 AMIP IV shares; Mr. Browne, 5,165 AMIP III shares and 17,710 AMIP IV shares; Mr. Deehan 2,842 AMIP III shares and 13,642 AMIP IV shares; and Mr. Shreero, 5,815 AMIP III shares and 11,628 AMIP IV shares. In lieu of granting Mr. Alter additional shares of restricted Class B Common Stock pursuant to the adjustments described above, Mr. Alter was granted rights to receive the same economic benefits that he would have received had he been issued 23,219 additional AMIP III shares and 54,825 additional AMIP IV shares. The rights granted to Mr. Alter are subject to the same terms and conditions as AMIP III and AMIP IV, including accelerated vesting.

          In March 1998, a full one-third of the shares issued under AMIP III vested, for performance year 1997, for Messrs. Alter, Rosoff and Shreero. In addition, each of Messrs. Alter and Rosoff had restricted shares that had been eligible for accelerated vesting for performance year 1996 but did not vest (the "frozen shares"). Under the AMIP Plans, frozen shares are available for accelerated vesting in future years in the event of an award made in future years that exceeds the executive's target bonus for that year. In March 1998, all of the frozen shares from performance year 1996 were also vested for performance year 1997 for Messrs. Alter and Rosoff.

          In March 1999, ninety percent (90%) of one-third of the shares issued under AMIP III vested with respect to Mr. Shreero, and a full one-third of the shares issued under AMIP III vested with respect to each of the other Named Executive Officers for performance year 1998. Mr. Alter also received the economic benefits of the rights that were issued in lieu of additional restricted shares under AMIP III. The remaining ten percent (10%) of one-third of the shares issued under AMIP III that did not vest for Mr. Shreero became frozen shares available for accelerated vesting in future years in the event of an award in future years that exceeds his target bonus.

          In March 2000, eighty percent (80%) of one-third the shares issued under AMIP IV vested with respect to Mr. Deehan and a full one-third of the shares issued under AMIP IV vested for each of the other Named Executive Officers (other than Mr. Olafsson, as described below) for performance year 1999. Mr. Alter also received the economic benefits of the rights that were issued in lieu of additional restricted shares under AMIP IV. In March 2000, twenty percent (20%) of Mr. Shreero's frozen shares from performance year 1998 also vested. The remaining twenty percent (20%) of one-third of the shares issued under AMIP IV that did not vest for Mr. Deehan became frozen shares available for accelerated vesting in future years in the event of an award that exceeds his target bonus. Due to his resignation as President prior to completion of the 1999 performance year, Mr. Olafsson was not eligible to receive accelerated vesting of any AMIP shares.

          The number of unvested restricted shares of Class B Common Stock held by each Named Executive Officer (other than Mr. Olafsson, as discussed below) under AMIP IV and the number of unvested restricted shares of Class A Common Stock held by Mr. Browne under his employment agreement as described above, and the market value (rounded to the nearest dollar) of such restricted shares at December 31, 1999, were as follows: Mr. Alter, 43,761 Class B shares, $615,389; Mr. Rosoff, 93,049 Class B shares, $1,308,502; Mr. Browne, 40,549 Class B shares, $570,220 and 37,500 Class A shares, $684,375; Mr. Deehan, 39,763
     Class B shares, $559,167; and Mr. Shreero, 17,529 Class B shares, $246,502. The number and value of shares of unvested restricted stock owned by each Named Executive Officer at December 31, 1999 have not been adjusted to reflect the number of shares that vested in March 2000, as described in the preceding paragraph of this footnote (4). As described more fully under "Other Matters" in this Proxy Statement, in connection with his resignation as President, Mr. Olafsson forfeited all of his unvested restricted shares that had been granted under the AMIP Plans and all but 27,800 restricted shares of Class A Common Stock under his employment agreement.

 (5) In accordance with the terms of the Company's stock option plan, 100,000 of the options reflected for Mr. Olafsson in 1999 were terminated on October 25, 1999 in connection with his resignation as President, and the remaining 15,000 options reflected for Mr. Olafsson in 1999 were granted to him upon becoming a non-employee Director of the Company following his resignation as President. 1998 figures include an aggregate of 154,880 shares underlying options granted in connection with option repricing.

 (6) Includes matching contributions of $8,000 paid by the Company to the accounts of each of Messrs. Alter, Rosoff, Browne and Shreero, and $2,861 paid by the Company to the account of Mr. Olafsson, under the Employee Savings Plan (a 401(k) Plan), in respect of their 1999 participation in such plan.

 (7) Includes the value of (i) Company paid term life insurance provided to all salaried employees in an amount equal to two times annual salary (capped at $750,000), (ii) Company paid term life insurance provided to Mr. Alter in the amount of $5,000,000, and (iii) whole life insurance policies on the lives of each of the Named Executive Officers other than Mr. Browne and Mr. Shreero, which policies are paid for by the Company and as to which the Named Executive Officer has the right to designate the beneficiary (the "Split Dollar Life Insurance Policies"). If an insured executive terminates his employment with the Company, he may keep the Split Dollar Life Insurance Policy, but must pay the Company the amount of the premiums paid by or on behalf of the Company but not more than the cash value of the policy. Consequently, the value of the Split Dollar Life Insurance Policy to the employee is the term life insurance benefit. The aggregate value of these benefits to the named individuals is included in the figures for 1999 in the following amounts: Mr. Alter, $46,364; Mr. Rosoff, $13,502; Mr. Olafsson, $2,772; Mr. Browne, $782; Mr. Deehan, $7,771; and Mr. Shreero $417.

 (8) Includes interest paid in 1999 by the Company on behalf of Messrs. Rosoff and Shreero pursuant to an executive loan program adopted by the Company's Board of Directors, which interest accrued on the Named Executive Officers' respective stock margin accounts in connection with margin loans against shares vested under the AMIP Plans and a predecessor stock bonus plan, in the following amounts: Mr. Rosoff, $5,942; and Mr. Shreero, $781.

 (9) Includes the value of Split Dollar Life Insurance Policies described above in footnote (7) insuring the lives of each of the Named Executive Officers other than Mr. Browne and Mr. Shreero, the proceeds of which policies are payable to beneficiaries designated by the respective executives. The value of the term life insurance premiums paid by or on behalf of the Company under such policies for the named individuals is included in the figures set forth in footnote (7) above in the following amounts for 1999: Mr. Alter, $19,063; Mr. Rosoff, $8,650; Mr. Olafsson, $2,084; and Mr. Deehan, $3,507. Premiums paid by the Company will be refunded to the Company on termination of the respective policies, and any cash surrender value in excess of such premiums may be paid to the executive's beneficiary. The value of the benefits to the executives of the remainder of the premiums paid by the Company are included with respect to 1999 in the following amounts: Mr. Alter, $389,261; Mr. Rosoff, $81,385; Mr. Olafsson, $8,559; and Mr. Deehan, $4,391.

(10) During 1999, Mr. Olafsson served as President of the Company until his resignation on October 24, 1999.

(11) 1998 information represents compensation to Mr. Browne from June 1998, when he joined the Company.

(12) 1998 information represents compensation to Mr. Deehan from August 1998, when he joined the Company.

(13) Represents the value of housing benefits provided to Mr. Deehan pursuant to the terms of his employment agreement which is described under "Other Matters" in this Proxy Statement.

STOCK OPTION/SAR GRANTS

     The following table contains information concerning the stock options and stock appreciation rights ("SARs") granted under the Company's 1992 Stock Option Plan to the Named Executive Officers during 1999. All options granted in 1999 are options to purchase shares of Class B Common Stock. All SARs reported in the table below are based on shares of Class B Common Stock.

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)

                                                    INDIVIDUAL GRANTS
                                                --------------------------
                                  NUMBER OF      % OF TOTAL
                                  SECURITIES    OPTIONS/SARS
                                  UNDERLYING     GRANTED TO    EXERCISE OR                GRANT DATE
                                 OPTIONS/SARS   EMPLOYEES IN   BASE PRICE    EXPIRATION    PRESENT
NAME                               GRANTED      FISCAL YEAR      ($/SH)         DATE       VALUE($)
----                             ------------   ------------   -----------   ----------   ----------
Dennis Alter...................    100,000          7.89%       $ 8.500       02/28/09     $365,000(2)
William A. Rosoff..............    100,000          7.89%       $ 8.500       02/28/09     $365,000(2)
Olaf Olafsson..................    100,000          7.89%       $ 8.500       02/28/09     $365,000(3)
                                    15,000          1.18%       $13.0625      10/25/09     $105,150(4)
Philip M. Browne...............     25,000          1.97%       $ 8.500       02/28/09     $ 91,250(2)
George Deehan..................     18,000          1.42%       $ 8.500       02/28/09     $ 65,700(2)
James L. Shreero...............      5,000           .39%       $ 8.500       02/28/09     $ 18,250(2)

---------------
(1) Options and SARs generally become exercisable in equal installments on the first four anniversaries of the date of grant. The options and SARs expire 10 years from the date of grant.

(2) Fair value is estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions: risk-free interest rate of 5.39%; expected dividend yield of 3.56%; expected life of ten years; and volatility of 50.32%.

(3) Fair value is estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions: risk-free interest rate of 5.39%; expected dividend yield of 3.56%; expected life of ten years; and volatility of 50.32%. In accordance with the Company's stock option plan, these options were terminated on October 25, 1999 in connection with Mr. Olafsson's resignation as President of the Company.

(4) Fair value is estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions: risk-free interest rate of 6.21%; expected dividend yield of 2.32%; expected life of ten years; and volatility of 53.45%. Following his resignation as President, these options were granted to Mr. Olafsson, in accordance with the Company's stock option plan, upon becoming a non-employee Director of the Company.

STOCK OPTION/SAR EXERCISES AND HOLDINGS

     The following table sets forth information relating to options exercised during 1999 by the Named Executive Officers, and the number and value of options and SARs held on December 31, 1999 by such individuals. No options or SARs were exercised by the Named Executive Officers during 1999.

                  AGGREGATE OPTION/SAR EXERCISES IN LAST YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                SHARES                      UNDERLYING UNEXERCISED             IN-THE-MONEY
                               ACQUIRED                     OPTIONS/SARS AT FY-END        OPTIONS/SARS AT FY-END
                                  ON           VALUE      ---------------------------   ---------------------------
NAME                          EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                          -----------   -----------   -----------   -------------   -----------   -------------
Dennis Alter................       0            $0          213,459        190,000       $281,873       $556,250
William A. Rosoff...........       0            $0          110,241        218,425       $      0       $556,250
Olaf Olafsson...............       0            $0                0         15,000       $      0       $ 15,000
Philip M. Browne............       0            $0           18,750         81,250       $      0       $139,063
George Deehan...............       0            $0           10,000         48,000       $      0       $100,125
James L. Shreero............       0            $0            9,851         13,211       $      0       $ 27,813

                        REPORT ON EXECUTIVE COMPENSATION

INTRODUCTION

     Compensation programs for the Company's leaders are intended to further the earnings of the Company by securing, retaining and motivating management employees of high caliber and potential. The programs described herein cover those employees whose decision-making and leadership drives the achievement of the Company's business strategies.

     The Compensation Committee of the Board of Directors (the "Committee") is responsible for establishing the Company's overall compensation philosophy and strategy and monitoring the implementation thereof, except with respect to the administration of the Company's stock option plan and AMIP plans. However, the Committee's determinations regarding compensation of members of the Office of the Chairman are reviewed and approved by the full Board of Directors (excluding the employee directors). The Office of the Chairman presently consists of Mr. Alter, Chairman and Chief Executive Officer ("CEO"), and Mr. Rosoff, President and Vice Chairman of the Board. Prior to his resignation on October 24, 1999, Mr. Olafsson, who was then serving as President of the Company, was also a member of the Office of the Chairman.

     The Board of Directors has established a subcommittee of the Committee, currently composed of Mr. Botel, Ms. Becker Dunn and Mr. Lubner (each of whom is a "non-employee director" under applicable Commission rules and an "outside director" under applicable IRS rules), that administers the Company's Stock Option Plan with respect to the Company's "officers" as that term is defined for purposes of Section 16 of the 1934 Act, as amended ("Section 16 Officers") (including the Named Executive Officers). In addition, the Board of Directors has established the Plan Administrative Committee, currently composed of the same individuals who serve on the Committee, to administer the AMIP Plans with respect to the Company's Section 16 Officers (including the Named Executive Officers).

     The executive compensation program includes base salary, performance-based annual and long-term incentives and stock options. Target levels of overall compensation are intended to be consistent with the pay practices of a selected peer group of companies (the "peer group"). The applicable peer group for 1999 consists of nonconforming mortgage banking companies.

BASE SALARIES

     The Company establishes base salaries based upon periodic comparison to the salaries paid by companies in the peer group. The Company's philosophy is to limit fixed costs in its executives' compensation by emphasizing the variable components of total compensation, i.e., annual and long-term incentives.

     Base salaries are intended to approximate the median base salaries of the peer group companies. The members of the Office of the Chairman are all paid the same base salary, which is intended to provide a level of compensation that is competitive with the Company's peer group. For 1999, as for 1998, the base salary rate for Messrs. Alter, Rosoff and Olafsson was $595,000. Messrs. Browne and Deehan each received salary increases during 1999 to maintain the competitiveness of their compensation relative to that paid by peer Companies to executives in comparable positions. Mr. Shreero's base salary did not change during 1999.

LONG-TERM INCENTIVES

     The Company offers its senior management employees two forms of long-term incentives: restricted stock (primarily delivered through the AMIP Plans); and stock options. The Committee believes that share ownership aligns the interests of the Named Executive Officers and other senior management employees with the interests of the Company's stockholders by tying a significant portion of senior executive compensation to stockholder returns.

AMIP PLANS

     The Company offers senior management employees long-term incentives through its AMIP Plans. Each participant in the AMIP Plans, including the Named Executive Officers, has an annual "target bonus," specified as a percentage (determined by the executive's position in the Company) of his or her base salary. Shares of restricted Class B Common Stock are issued to participants upon the plan's commencement or a participant's later employment with the Company in an amount equal to the participant's "target bonus" for each performance year covered by the AMIP Plan divided by the grant date price of the shares (determined in accordance with the Plan). The restricted AMIP shares will ultimately vest ten years after they have been issued (as long as the executive remains employed by the Company). However, each executive may "earn" accelerated vesting of the shares if the Company achieves its performance goals for the performance years covered by the plan. The performance goals for the 1999 performance year are discussed below under "Annual Incentives." If, upon accelerated vesting of shares based on performance for a given year, the share price exceeds the price at which the shares were originally issued, the executive receives the benefit of a long-term incentive. The long-term incentive is realized in the form of the stock's appreciation in value.

     Mr. Alter and Mr. Shreero entered the AMIP IV Plan upon its introduction in 1995. At that time, shares of restricted Class B Common Stock with a value equal to their future target bonuses for the years 1999, 2000 and 2001 were issued based on the then-market price of $25.00 per share. Upon joining the Company, Messrs. Rosoff, Olafsson, Deehan and Browne entered the AMIP IV Plan, and they each received shares of restricted Class B Common Stock with a value equal to their future target bonuses for 1999, 2000 and 2001 based on varying share prices determined in accordance with the plan provisions.

     On February 20, 1998, the Company closed the transaction pursuant to which the Company contributed its consumer credit card business to a limited liability company controlled by Fleet Financial Group, Inc. (the "Consumer Credit Card Transaction") and effected a pro rata tender offer for a portion of the Company's outstanding capital stock (the "Tender Offer"). In October 1999, the Plan Administrative Committee (acting with respect to the Section 16 Officers, including the Named Executive Officers) and Messrs. Alter, Rosoff and Olafsson (acting with respect to all other AMIP participants) approved an adjustment to the number of shares of restricted Class B Common Stock that previously had been granted to Company employees who participate in the AMIP IV program, with regard to the 2000 performance year. This adjustment was intended to preserve the economic value of the original grants of restricted AMIP shares in light of the Company's restructuring undertaken after the Consumer Credit Card Transaction. The adjustment resulted in the issuance of additional restricted shares of Class B Common Stock to AMIP participants, including all other Named Executive Officers that were employed by the Company at the time (except Mr. Alter). This adjustment was authorized and approved in order to continue the incentives intended by giving the Company's executive officers the opportunity to earn the early vesting of their AMIP shares in payment of their target bonuses. In approving the adjustment, the applicable committees also took into consideration the fact that while Company stockholders were afforded the opportunity to sell a significant portion of their shares at $40.00 per share in the Tender Offer, AMIP participants were not afforded a comparable opportunity to tender their nonvested AMIP restricted shares. In lieu of granting Mr. Alter additional shares of restricted Class B Common Stock under the AMIP plans pursuant to the adjustment described above, Mr. Alter received rights to receive the same economic benefits that he would have received had he been issued additional AMIP IV shares. These rights are subject to the same terms and conditions as AMIP IV, including accelerated vesting. Due to his resignation from the position of President, Mr. Olafsson was not granted any additional AMIP shares during 1999.

     In addition to the restricted shares granted under the AMIP Plans, shares of restricted Class B Common Stock were granted outside of the AMIP Plans to Mr. Olafsson (who received 200,000 on the date he became President) and Mr. Browne (who received 50,000 on his date of hire) pursuant to the terms of their employment agreements. These restricted shares vest in equal increments on the first four anniversaries of the date of grant as long as the executive continues to be employed by the Company on such dates. In March 1999, the Committee and the Board of Directors approved a modification to the terms of the employment agreements for each of Messrs. Olafsson and Browne. Pursuant to the modified terms of the agreements, Messrs. Olafsson and Browne each surrendered a portion of their shares of restricted Class B Common Stock and in exchange each was granted an equal number of shares of restricted Class A Common Stock. Mr. Olafsson received 50,000 restricted shares of Class A Common Stock and Mr. Browne received 37,500 restricted shares of Class A Common Stock in exchange for an equal number of restricted shares of Class B Common Stock that were surrendered. The shares of restricted Class A Common Stock that were granted are subject to the same vesting schedule as the shares of restricted Class B Common Stock that were surrendered. Effective October 25, 1999, in conjunction with Mr. Olafsson's resignation as President, Mr. Olafsson surrendered all of his shares of restricted Class B Common Stock and all but 27,800 restricted shares of Class A Common Stock.

STOCK OPTIONS

     The Company's 1992 Stock Option Plan, as amended (the "Stock Option Plan") rewards long-term accomplishment through increases in stockholder value. The Stock Option Plan is administered by the subcommittee with respect to Section 16 Officers (including the Named Executive Officers) and by Messrs. Alter and Rosoff with respect to all other eligible employees. Options are generally granted annually. The exercise price of an option is 100% of fair market value on the date of grant, based on the closing price. Options generally vest in equal portions over a four-year period and expire 10 years after the grant date.

     In March 1999, the subcommittee approved the annual grant of stock options for Messrs. Rosoff, Olafsson, Browne, Deehan and Shreero. The subcommittee approved a grant of stock appreciation rights under the Stock Option Plan in lieu of stock options for Mr. Alter.

ANNUAL INCENTIVES

     The Company offers senior management employees annual incentives through its AMIP Plans. As described above, each Named Executive Officer has an annual "target" bonus, specified as a percentage of his base salary. For 1999, the Named Executive Officers' target bonuses ranged from 40% (Mr. Shreero) to 75% (Messrs. Alter and Rosoff, and Mr. Olafsson before his resignation from the President position) of base salary. Messrs. Browne and Deehan were assigned target bonuses of 50% of base salary. The actual award for each Named Executive Officer, if any, for a given year's performance is determined by the Plan Administrative Committee. In the case of compensation for members of the Office of the Chairman, a recommendation is made by the Plan Administrative Committee and then must be approved by the full Board of Directors.

     Performance goals are set for each year by senior management of the Company, subject to review by the Committee. The criteria for 1999 annual incentives were tied most heavily to the Company achieving the financial goals set forth in the Company's 1999 financial plan (the "1999 Plan"). The Plan Administrative Committee also considered progress in building stronger cooperation and integration among the Company's business units, effective leadership and development of strong management, progress in support of greater efficiency, and preparing for the long-term future of the business. The Plan Administrative Committee therefore considered overall Company performance, based on the financial and other criteria described above, as well as specific business unit performance in determining the awards for the Named Executive Officers. The Plan Administrative Committee recommended the awards for Messrs. Alter and Rosoff be at 150% of target. Messrs. Browne and Shreero received awards of 150% and 120% of target, respectively, in recognition of their continued contributions to the Company's financial strategies and initiatives. Mr. Deehan received an award of 80% of target, reflecting both the overall performance of the Company and the relative performance of Advanta Leasing, the business unit that he managed during 1999.

     Instead of receiving their annual incentives for 1999 performance in cash, the Named Executive Officers (other than Mr. Olafsson who did not receive an AMIP bonus, as discussed below) generally received the amounts that were at or below their applicable "target bonuses" in the form of shares of restricted stock granted pursuant to AMIP IV for performance year 1999; the restricted shares were accelerated in vesting according to the terms of AMIP IV. Due to his resignation as President, Mr. Olafsson did not receive an AMIP bonus for 1999.

IMPACT OF IRS PAY CAP REGULATION

     Section 162(m) of the Code limits the types of annual compensation in excess of $1,000,000 that may be deducted for federal income tax purposes for payments to a company's Chief Executive Officer and its four other most highly compensated Executive Officers. The Committee believes that payment of compensation that is not deductible under Section 162(m) is sometimes in the best interests of the Company, and the Committee and the Board of Directors have accordingly approved such arrangements in certain circumstances.

THE CHIEF EXECUTIVE OFFICER'S 1999 COMPENSATION

     Chairman Dennis Alter resumed the role of Chief Executive Officer in October of 1997, when the Company announced its intention to exit the consumer credit card business. Mr. Alter held the role of CEO previously from August 1972 through mid-1995. The Committee believes that Mr. Alter's compensation is appropriate for his role as Chairman and CEO of the Company, and will continue to evaluate his compensation levels on an ongoing basis.

     The Committee and the Board of Directors applied the same criteria described above under "Annual Incentives" in evaluating the annual incentives to be awarded to the Chief Executive Officer for the 1999 performance year. The Committee recommended awarding Mr. Alter a bonus equal to 150% of the targeted amount. The Board of Directors (excluding the employee directors) approved this recommendation.

     As described above, Mr. Alter received rights to receive the same benefits that he would have received if he had been granted restricted shares under AMIP IV, including a right to dividend equivalents.

     As CEO, Mr. Alter was eligible to receive a grant under the stock option program, as were the other Named Executive Officers and, as described above, he was granted stock appreciation rights under the Stock Option Plan.

COMPENSATION COMMITTEE                          PLAN ADMINISTRATIVE
AND ITS SUBCOMMITTEE                                 COMMITTEE
Max Botel, Chairman                             Max Botel
Dana Becker Dunn                                Dana Becker Dunn
Arthur P. Bellis*                               Arthur P. Bellis*
Ronald Lubner                                   Ronald Lubner

---------------
* Mr. Bellis is involved in designing the compensation plans but generally does not vote on stock-based incentive compensation for the Named Executive Officers and is not a member of the subcommittee. See "Election of Directors -- Compensation Committee Interlocks and Insider Participation".

                            STOCK PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Class A Common Stock during the five years ended December 31, 1999 with the cumulative total return on the Standard & Poor's 500 index and the Dow Jones-Diversified Financial Services Companies index. The comparison assumes that $100 was invested on January 1, 1995 in the Class A Common Stock and the comparison indices with reinvestment of dividends.

                           [Stock Performance Graph]

(A) With respect to the investment in the Class A Common Stock, the solid line has been adjusted (for the year ended 1998 and 1999) to reflect participation in the Company's Tender Offer on February 20, 1998 and includes as stockholder returns the proceeds received in the Tender Offer, assuming no reinvestment of the proceeds.



                                                       ADVANTA WITH                DIVERSIFIED              S&P 500
                     ADVANTA WITHOUT                 PARTICIPATION IN           FINANCIAL SERVICES          -------
                     PARTICIPATION IN                THE TENDER OFFER           ------------------
                     THE TENDER OFFER                      (A)
                     ----------------                ----------------
1/1/95                    100.00                          100.00                      100.00                 100.00
12/95                     146.80                          146.80                      161.70                 137.60
12/96                     165.40                          165.40                      219.60                 169.20
12/97                     103.10                          103.10                      352.80                 225.60
12/98                      52.90                           99.70                      416.60                 290.10
12/99                      74.10                          139.50                      512.10                 351.10

                             ELECTION OF DIRECTORS

     The Board of Directors has nominated three candidates to be elected at the Meeting for a three-year term ending in 2003. Each nominee is currently serving as a director of the Company. Eight other directors are currently serving terms which will expire in 2001 or 2002.

     Each nominee has consented to being named in the proxy statement and to serve if elected. Candidates for director will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors, assuming a quorum is present at the Meeting. If prior to the Meeting any nominee should become unavailable to serve, the shares represented by a properly executed and returned proxy will be voted for such additional person as shall be designated by the Board of Directors, unless the Board should determine to reduce the number of directors pursuant to the By-Laws.

     Certain information regarding each nominee and each director continuing in office following the meeting is set forth below, including such individual's age and principal occupation, a brief account of his or her business experience during at least the last five years and other directorships currently held at other companies, including publicly held companies.

NOMINEES FOR ELECTION FOR A TERM EXPIRING IN 2003

     Olaf Olafsson             William A. Rosoff            Michael Stolper

     Mr. Olafsson, age 37, has been a director of the Company since December 1997. He joined the Company in September 1996 as Vice Chairman of Advanta Information Services, Inc. ("AIS") and was elected as a Director of AIS in October 1996. Mr. Olafsson was elected President of the Company in March 1998. In October, 1999 he resigned as President. Since November 1999, Mr. Olafsson has been Vice Chairman of Time Warner Digital Media, a division of Time Warner Inc. Prior to joining the Company, he was president and chief executive officer of Sony Interactive Entertainment, Inc., a business unit of Sony Corporation, which he founded in 1991. Mr. Olafsson is also a director of Mastec, Inc., a publicly traded telecommunications and energy infrastructure service provider.

     Mr. Rosoff, age 56, joined the Company in January 1996 as a director and Vice Chairman. In October 1999, Mr. Rosoff became President as well as Vice Chairman of the Board of the Company. Prior to joining the Company, Mr. Rosoff was a long time partner of the law firm of Wolf, Block, Schorr and Solis-Cohen LLP, the Company's outside counsel, where he advised the Company for over 20 years. While at Wolf, Block, Schorr and Solis-Cohen LLP he served as Chairman of its Executive Committee and, immediately before joining the Company, as a member of its Executive Committee and Chairman of its Tax Department. Mr. Rosoff is a Trustee of Atlantic Realty Trust, a publicly held real estate investment trust.

     Mr. Stolper, age 44, has been a director of the Company since June 1998. He is Co-managing Director at Hawthorn, a PNC company. Prior to that he served as President of Stolper & Co., Inc. from 1986 through 1997. In 1997, Stolper & Co., Inc. merged with PNC Bank's Family Wealth Management Group to form Hawthorn. Mr. Stolper has twenty years experience as an investment advisor and financial consultant.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF ALL THREE NOMINEES FOR ELECTION.

INCUMBENT DIRECTORS CONTINUING IN OFFICE FOR A TERM EXPIRING IN 2001

Dennis Alter                   Dana Becker Dunn
Arthur P. Bellis               Robert C. Hall
William C. Dunkelberg

     Mr. Alter, age 57, became Executive Vice President and a director of the Company's predecessor organization in 1967. He was elected President and Chief Executive Officer in 1972, and Chairman of the Board in August 1985. Mr. Alter has remained as Chairman of the Board since August 1985. In February 1986, he relinquished the title of President, and in August 1995 he relinquished the title of Chief Executive Officer. In October 1997, Mr. Alter resumed the title of Chief Executive Officer. Mr. Alter is a director of Next Left, Inc., a privately held internet company.

     Mr. Bellis, age 56, has been a director of the Company since its inception in 1974. He has been a private investor since January 1993. Prior to that time, from March 1986 he was Chairman and, until June 1991, Chief Executive Officer of Boca Bank, Boca Raton, Florida. He was also Chairman and Chief Executive Officer of Boca Bancorp, Inc., the bank's holding company, from its formation in December 1986. Mr. Bellis has served on the Board of United Way International since December 1993 and is currently Chairman of that Board.

     Dr. Dunkelberg, age 57, has been a director of the Company since June 1990. He is Professor of Economics at the School of Business and Management at Temple University. He served as Dean of the School of Business and Management at Temple from 1987 through 1994. Prior to that, Dr. Dunkelberg was a professor of economics and management at Purdue and Stanford Universities. As an authority on consumer credit and small business, he serves on the Board of the National Bureau of Economic Research and is Chief Economist of the National Federation of Independent Business.

     Mr. Hall, age 68, has been a director of the Company since September 1994. He is retired. Until January 1999 he was Vice President of The Thomson Corporation, with responsibilities for technology and global expansion. Until January 1995, Mr. Hall was Chief Executive Officer of the Thomson Information/Publishing Group, a worldwide operation with $3.0 billion in sales, 140 companies, and 22,000 employees, and a member of The Thomson Corporation Board of Directors. From 1984 to 1992 Mr. Hall was Vice Chairman, then Chairman, of WICAT Systems, a developing education system company. He currently serves on the Board of The Corporate Executive Board, a publicly held company.

     Ms. Becker Dunn, age 49, has been a director of the Company since March 1996. She is Vice President, Growing and Emerging Markets, of Lucent Technologies Business Communications Services ("BCS"), formerly AT&T Global Business Communications, which she joined in December 1994. BCS develops, manufactures, markets and services advanced communications and multimedia systems for business and government customers in more than 90 countries worldwide. In 1992 she became Vice President and Chief Technical Officer for AT&T's Call Servicing (Long Distance) Organization, after which she was Vice President of Strategic Planning and New Business Development for Consumer Communications Services. From 1984 to 1992, Ms. Dunn served AT&T in a variety of capacities, including Product Marketing Director in 1984, Director of Information Systems in 1986 and Operator Services-Eastern Region Vice President in 1988.

INCUMBENT DIRECTORS CONTINUING IN OFFICE FOR A TERM EXPIRING IN 2002

     Max Botel                James E. Ksansnak               Ronald Lubner

     Mr. Botel, age 60, has been a director of the Company since its inception in 1974. He retired from the law firm of Botel, Binder & Weiss in July 1996, where he had been a partner for more than five years. From February 1985 he also served as Vice President of Penn Center Investments, Inc., a securities brokerage firm, of which firm he became President in January 1995.

     Mr. Ksansnak, age 60, has been a director of the Company since August 1995. He is Vice Chairman of the Board of ARAMARK Corporation and is a member of its Board of Directors. He has been with ARAMARK since May 1986 and before becoming Vice Chairman in May 1997, he was Executive Vice President and Chief Financial Officer, responsible for financial matters, planning and development, tax, internal audit and information technology across all business units. Mr. Ksansnak sits on the board of directors of CSS Industries, Inc.

     Mr. Lubner, age 66, has been a director of the Company since December 1996. He is Chairman of Belron International Ltd., a Luxembourg company, and Plate Glass Holdings Ltd., a Johannesburg company. Mr. Lubner is a 40-year veteran of the Plate Glass Group, which has annual sales of $1.5 billion. Headquartered in Luxembourg and Johannesburg, the company manufactures and distributes the complete range of building, automotive and glass products. Belron is a world leader in the field of automotive glass repair and replacement. Mr. Lubner is also a director of: Next Left, Inc., a privately held internet company; E-Mediate, a privately held company; and Commerce One South Africa, a privately held company.

COMMITTEES, MEETINGS AND COMPENSATION OF THE BOARD OF DIRECTORS

     The Board of Directors held six meetings during the last fiscal year. All directors attended at least 75% of the aggregate number of meetings of the Board and committees of the Board on which they served.

     The Board of Directors has an Audit Committee currently composed of Messrs. Dunkelberg, Ksansnak and Stolper. The Audit Committee reviews and evaluates the Company's internal accounting and auditing procedures; recommends to the Board of Directors the firm to be appointed as independent accountants to audit the Company's financial statements; reviews with management and the independent accountants the Company's year-end operating results; reviews the scope and results of the audit with the independent accountants; reviews with management the Company's interim operating results; and reviews the non-audit services to be performed by the firm of independent accountants and considers the effect of such performance on the accountants' independence. The Audit Committee met four times in 1999.

     The Board of Directors has appointed a Compensation Committee currently composed of Messrs. Bellis, Botel and Lubner and Ms. Becker Dunn. The Compensation Committee reviews and approves Company-wide benefit programs and executive compensation programs, and, where appropriate, reviews and approves individual arrangements for persons designated as Section 16 Officers. The Compensation Committee also recommends and approves compensation arrangements for outside Directors and serves in an advisory capacity to the full Board regarding compensation matters. The Compensation Committee met two times and acted by consent once in 1999.

     The Board of Directors has established a subcommittee of the Compensation Committee to administer the Company's Stock Option Plan with respect to Section 16 Officers. The subcommittee is currently composed of Mr. Botel, Ms. Becker Dunn and Mr. Lubner (each of whom is a "non-employee director" under applicable Commission rules and an "outside director" under applicable IRS rules). The subcommittee also has authority to designate whether options granted are intended to qualify as incentive stock options or are to be non-qualified stock options. In addition, the Board of Directors has established the Plan Administrative Committee to administer the AMIP Plans with respect to Section 16 Officers. The current members of the Plan Administrative Committee are the same as the members of the Compensation Committee. The Board of Directors, as a whole, administers the Stock Option Plan and AMIP Plans with respect to non-employee Directors. The subcommittee and the Plan Administrative Committee each met one time as part of the Compensation Committee's meetings. In addition, the subcommittee and the Plan Administrative Committee each acted by consent once during 1999.

     The Board of Directors has a Nominating Committee to identify and recommend to the Board of Directors individuals to serve on the Board, which individuals are to be selected, according to the Board resolution establishing the Nominating Committee, on the basis of their integrity, leadership ability, financial sophistication and capacity to help guide the Company successfully into the 21st century. The current members of the Nominating Committee are Messrs. Alter, Bellis and Lubner. The Nominating Committee did not meet during 1999. The Nominating Committee will consider nominees recommended by stockholders; any such nominations must comply with the requirements of the Company's By-Laws, including timely delivery to the Company of a written request from a stockholder of record that an individual's name be placed in nomination. Such written notice must set forth certain information with respect to the nomination, including: the name and address of the nominating stockholder; the name and address of the beneficial owner, if different than the nominating stockholder, of the shares owned of record by the nominating stockholder; the number and class of shares owned by such nominating stockholder and beneficial owner; a description of all arrangements and understandings between the nominating stockholder, any beneficial owner and any persons nominated; the name and address of any persons nominated; a representation that the nominating stockholder is a holder of record of the Company's shares entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate such persons; such other information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to the proxy disclosure rules of the Commission had the nominee been nominated by the Board of Directors of the Company; and the written consent of each nominee to serve as a director. To be timely, such notice must, in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting, be delivered not less than 60 nor more than 90 days prior to such anniversary date, or, in the case of any other annual meeting or any special meeting, not later than the close of business on the fifth day following the earlier of the day on which notice of the date of meeting was mailed or publicly disclosed.

     The Board of Directors has a Corporate Governance Committee. The current members of the Corporate Governance Committee are Messrs. Alter, Bellis, Hall and Lubner. The function of the Corporate Governance Committee is to identify, analyze and propose approaches and solutions to issues of importance relating to the long-term effectiveness of the Board of Directors and senior management of the Company, including for example, issues relating to succession planning, retirement policies and performance measurement.

     Members of the Board of Directors who are not officers or employees of the Company receive an annual retainer of $25,000 for service on the Board, $10,000 as an annual retainer for service on a Board Committee (other than as a Board Committee chairperson, for whom the annual retainer is $15,000), and are paid $1,000 per day for each Board or Board Committee meeting attended (chairmen are paid $1,500 per day for each Board Committee meeting they chair). However, Messrs. Bellis, Botel and Lubner and Ms. Becker Dunn are not compensated separately for serving on the subcommittee or the Plan Administrative Committee, as applicable, as such service is considered ancillary to their service on the Compensation Committee. The chairmen of the Audit Committee, the Compensation Committee, the Nominating Committee and the Corporate Governance Committee are Messrs. Ksansnak, Botel, Bellis and Hall, respectively. In addition, for each non-employee Director, the Company pays the premiums on a $500,000 term life insurance policy on which there is no build-up in cash value, but as to which the non-employee Director has the right to designate the beneficiary under the applicable policy. The Company's 1992 Stock Option Plan, as amended provides that each non-employee Director is currently entitled to receive a grant of an option to purchase 15,000 shares of Class B Common Stock upon appointment to the Board of Directors and, for each subsequent year, an annual grant, generally on the fourth Wednesday in January, of an option to purchase 9,000 shares of Class B Common Stock, in each case at an exercise price equal to the fair market value of such stock on the grant date. Each such option granted becomes exercisable on the anniversary of the grant date at the rate of 25% per year for four years, and expires ten years from the grant date. Directors are reimbursed for expenses incurred in attending meetings of the Board of Directors and committees thereof.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The only individuals who served as members of the Compensation Committee during the fiscal year ended December 31, 1999 are the Compensation Committee's current members, Messrs. Botel, Bellis and Lubner and Ms. Becker-Dunn, all of whom served for all of fiscal 1999. None of the aforementioned members of the Compensation Committee is an officer or other employee, or former officer, of the Company or of any subsidiary of the Company.

     The only individuals who served as members of the subcommittee of the Compensation Committee during the fiscal year ended December 31, 1999 are the subcommittee's current members, Messrs. Botel and Lubner and Ms. Becker-Dunn, who served for all of fiscal 1999. None of the aforementioned members of the subcommittee is an officer or other employee, or former officer, of the Company or of any subsidiary of the Company.

     In 1995, the Company engaged Mr. Bellis as a consultant to assist in the evaluation of certain new business opportunities. During 1999, the Company paid Mr. Bellis for his services at the rate of $14,000 per month plus reimbursement of expenses. The consulting fees paid to Mr. Bellis in 1999 totaled $168,000.

CHANGE IN CONTROL AND SEVERANCE ARRANGEMENTS

     The Management Severance Plan provides benefits to senior management employees, including the Named Executive Officers, in the event of a Change of Control of the Company (as defined therein) if, within one year of the date of the Change of Control, there has been either an actual or constructive termination of the senior management employee. The Management Severance Plan provides severance ranging from 39 to 104 weeks of salary, depending on the senior management employee's level within the Company.

     The Advanta Employees Severance Pay Plan provides benefits to all employees, including the Named Executive Officers, in the event of termination of employment due to layoff, reduction in force, reorganization or other similar business decision. With respect to the Named Executive Officers, this plan provides benefits ranging from 12 to 32 weeks of salary, depending on the Named Executive Officer's years of service with the Company.

     In May 1997, the Board of Directors adopted the Supplemental Plan under which members of the Office of the Chairman would be entitled to receive benefits in the event of a Change of Control or other similar transaction. On February 20, 1998, the Company completed the Consumer Credit Card Transaction and the Tender Offer. Upon completion of the Consumer Credit Card Transaction, Messrs. Alter and Rosoff each received $5.0 million under the terms of the Supplemental Plan.

OTHER MATTERS

     In January 1996, Mr. Rosoff and the Company entered into an agreement under which Mr. Rosoff's annual base salary is a minimum of $475,000. Under the terms of the agreement, he is entitled to receive a guaranteed cash bonus which, together with his base salary, will bring his annual cash compensation to not less than $750,000. He is also entitled to participate in the AMIP Plans (with a target bonus of at least 75% of his base salary) and is guaranteed that his total annual compensation from base salary, guaranteed cash bonus and AMIP award will be at least $1 million. In anticipation of his execution of the agreement, the Company paid Mr. Rosoff a one time signing bonus of $950,000 in December 1995. In addition, pursuant to this agreement he received 100,000 restricted shares of Class B Common Stock and an option to purchase 50,000 shares of Class B Common Stock at $34.00 per share, the fair market value of the shares on the date of grant. The restricted shares, which as of the January 1996 date of grant had a market value of $34.00 per share, originally were to vest at the rate of 25% per annum over four years, with the first two installments having vested on January 15, 1997 and 1998, and the options become exercisable in the same installments one day later. The Company has agreed that the 100,000 shares of restricted Class B Common Stock will have a fair market value sufficient to allow Mr. Rosoff to realize $40 per share net after applicable taxes resulting from an assumed sale of such shares on January 15, 2000, and it will make non-interest bearing loans to him in the interim sufficient to pay his taxes arising from his receipt of the shares. At December 31, 1999, the aggregate amount outstanding on these loans was $758,844.26, which was the largest aggregate amount outstanding at any time since January 1, 1999.

If the net after tax proceeds of such assumed sale are less than $40, loans will be canceled and a payment will be made in cash and/or Class B Common Stock to Mr. Rosoff to make up the shortfall. In January 1998 the Company agreed to accelerate certain provisions of the employment agreement with respect to restricted shares purchased by the Company in the Tender Offer.

     In connection with the Tender Offer, the Company purchased 49,359 of Mr. Rosoff's restricted shares at a price of $40.00 per share (subject to the agreements regarding the after-tax value of these shares to Mr. Rosoff described above). Consistent with the terms of Mr. Rosoff's employment agreement, in 1998 the Company reimbursed Mr. Rosoff for the taxes arising from the sale of these shares in the Tender Offer and on the reimbursement to Mr. Rosoff for any taxes. Also, the Company removed the restrictions on the remaining 641 of his restricted shares that were not purchased in the Tender Offer and such shares were returned to Mr. Rosoff as fully vested shares.

     In connection with his employment by the Company as Senior Vice President and Chief Financial Officer, in May 1998 Mr. Browne entered into an employment agreement with the Company. The agreement provides that Mr. Browne's starting annual base compensation will be $350,000 and that he will be entitled to participate in the AMIP Plans (with a target bonus of at least 50% of his base salary and a maximum bonus of 200% of target). In the event of a "change in control" (as defined in the Management Severance Plan), Mr. Browne will be entitled to severance of two times his base salary. Pursuant to his employment agreement, Mr. Browne received 50,000 shares of restricted Class B Common Stock and options to purchase 75,000 shares of Class B Common Stock at an exercise price of $20.00 per share (the fair market value of the shares on the date of the grant), both of which vest in equal installments on each of the first four anniversaries of the date of grant. The restricted stock and the options will immediately vest in the event of a "change in control" (as defined in the Stock Option Plan). As more fully described in the "Report on Executive Compensation" in this proxy statement, in March 1999, the Committee and the Board of Directors approved a modification to the terms of Mr. Browne's employment agreement in order to enhance the retention value of the long-term incentives provided under the terms of the employment agreement. Pursuant to the modified terms of the agreement, Mr. Browne surrendered a portion of his shares of restricted Class B Common Stock in exchange for a grant of an equal number of shares of restricted Class A Common Stock. The 37,500 shares of restricted Class A Common Stock that were granted are subject to the same vesting schedule as the shares of restricted Class B Common Stock that were surrendered.

     In connection with his employment by the Company as President and Chief Executive Officer of Advanta Leasing, in July 1998 Mr. Deehan entered into an employment agreement with the Company. The agreement provides that Mr. Deehan's starting annual base compensation will be $330,000 and that he will be entitled to participate in the AMIP Plans (with a target bonus of at least 50% of his base salary and a maximum bonus of 200% of target). Subject to certain conditions, the agreement provides that the Company, at its expense, will provide reasonable housing accommodations for Mr. Deehan in Philadelphia as long as he is employed by the Company. In the event of a "change in control" (as defined in the Management Severance Plan), Mr. Deehan will be entitled to severance of two times his base salary. Pursuant to his employment agreement, Mr. Deehan received options to purchase 40,000 shares of Class B Common Stock at an exercise price of $14.75 per share (the fair market value of the shares on the date of the grant), which vest in equal installments on each of the first four anniversaries of the date of grant. In addition, the employment agreement provides that if Mr. Deehan shall be terminated from employment by the Company without cause during the first two years of his employment, he shall be entitled to severance equal to one year's base salary and, under such circumstances he shall also have a period of two years to exercise any options vested as of the date of his termination.

     On October 24, 1999, Mr. Olafsson resigned as President of the Company. As described above under "Report on Executive Compensation" in this Proxy Statement, upon his resignation, Mr. Olafsson surrendered all of his shares of restricted Class B Common Stock that had been granted under his employment agreement and the AMIP Plans and he surrendered all but 27,800 shares of restricted Class A Common Stock that had been granted under the modified terms of his employment agreement. The Board of Directors approved the vesting of 27,800 shares of Class A Common Stock. Following his resignation as President, Mr. Olafsson remains a Director of the Company.

                            PROPOSAL TO APPROVE THE
                  COMPANY'S 2000 OMNIBUS STOCK INCENTIVE PLAN

     On April 5, 2000 the Board of Directors of the Company (the "Board of Directors") adopted, subject to stockholder approval, the Advanta Corp. 2000 Omnibus Stock Incentive Plan, (the "Plan"), which is intended to function as an amendment and restatement of all other stock option and award plans of the Company.

     The Plan is intended to recognize the contributions made to the Company by employees (including employees who are members of the Board of Directors) of the Company and its Affiliates (collectively, "Employees"), to provide Employees with additional incentive to devote themselves to the future success of the Company and its Affiliates, and to improve the ability of the Company and its Affiliates to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend by awarding them grants under the Plan consisting of options ("Options") for the purchase of shares of the Company's Class B Common Stock (the "Common Stock"), awards of Common Stock ("Awards") and/or awards of stock appreciation rights ("SARs", and grants of Options, Awards and SARs are each referred to individually as a "Grant" and collectively as "Grants"). "Affiliate" means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of Section 424(e) or (f) of the Code, or any successor provision, and, for purposes of Grants other than ISOs (as defined below), any corporation, partnership, joint venture or other entity in which the Company, directly or indirectly, has an equity interest of at least 20% or a significant financial interest, as determined by the Plan Administration Committee (as defined below). The Plan also is intended to provide an incentive to directors of the Company who are not Employees to serve on the Board of Directors or the board(s) of directors (or similar governing bodies) of an Affiliate and to devote themselves to the future success of the Company through grants of Options. In addition, the Plan may be used to encourage consultants and advisors of the Company to further the success of the Company. The Plan also is intended to permit Awards that constitute "performance-based compensation" as that term is used for purposes of
Section 162(m) of the Code, at the discretion of the Non-Employee Director Committee (as defined below). Section 162 (m) of the Code denies a tax deduction to a publicly held corporation for compensation in excess of $1,000,000 paid to the Chief Executive Officer and to any of the four most highly compensated officers (in addition to the Chief Executive Officer) whose compensation is required to be disclosed to stockholders under the 1934 Act, unless the compensation is "performance-based."

KEY PROVISIONS OF THE PLAN

     The key provisions of the Plan are as follows:

ADMINISTRATION

     The Board of Directors may administer the Plan and/or it may designate a committee or committees composed of two or more of directors to operate and administer the Plan with respect to all or a designated portion of the participants. To the extent that the Plan Administration Committee (as defined below) is empowered to grant Options to Section 16 Officers (as defined below) or persons whose compensation might have limits on deductibility under Section 162(m) of the Code, the Board of Directors may, at its discretion, appoint a separate committee, consisting of non-employee directors only (a "Non-Employee Director Committee"), to administer the Plan with respect to those persons. Any committee designated by the Board of Directors to administer the Plan, and the Board of Directors itself in its administrative capacity with respect to the Plan, is referred to as the "Plan Administration Committee." "Section 16 Officer" means any person who is an "officer" within the meaning of Rule 16a-1(f) promulgated under the 1934 Act or any successor rule, and who is subject to the reporting requirements under Section 16 of the 1934 Act with respect to the Common Stock.

     The Plan Administration Committee has the power and authority to: (a) interpret the Plan; (b) adopt, amend and revoke policies, rules and/or regulations for administration of the Plan that are not inconsistent with its express terms; and (c) waive requirements relating to formalities or other matters that do not either modify the substance of the rights intended to be granted by Grants or constitute a material amendment for any purpose under the Code. In addition, the Plan Administration Committee has the authority, subject to any specific provisions or limitations applicable under the Plan, to make such adjustments to the terms and conditions of any Grants in order to take into account any facts and circumstances that influence the effectiveness of the Plan as a method of providing appropriate current performance incentives for recipients of Grants, including, but not limited to, any facts and circumstances related to levels of compensation and bonuses paid by other similarly situated employers, and current needs of the Company to encourage the retention of valued Employees and to reward high levels of performance by such Employees.

     The Plan provides that no member of the Board of Directors will be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the making of any Grants under the Plan, except in the case of (a) any breach of such member's duty of loyalty to the Company or its stockholders, (b) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) acts or omissions that would result in liability under
Section 174 of the General Corporation Law of the State of Delaware, as amended, concerning unlawful payment of dividends and unlawful stock purchases and redemptions, and (d) any transaction from which the member derived an improper personal benefit. In addition, the Plan provides that service on the Plan Administration Committee constitutes service as a member of the Board of Directors and that each member of the Plan Administration Committee is entitled, without further act on the member's part, to indemnity from the Company and limitation of liability to the fullest extent provided by applicable law and by the Company's Articles of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the making of any Grants under the Plan in which the member may be involved by reason of the member being or having been a member of the Plan Administration Committee, whether or not the member continues to be a member of the Plan Administration Committee at the time of the action, suit or proceeding.

ELIGIBILITY

     All Employees, members of the Board of Directors, members of the boards of directors (or similar governing bodies) of the Company's Affiliates and consultants and advisors to the Company or any Affiliate who render bona fide services to the Company unrelated to the offer or sale of securities will be eligible to receive Grants under the Plan. The Plan Administration Committee will determine whether an individual qualifies as an Employee. As of April 26, 2000, approximately 670 Employees and 12 non-employee members of the Board of Directors and the boards of directors (or similar governing bodies) of the Company's Affiliates were eligible to participate in the Plan.

NUMBER OF SHARES OF COMMON STOCK SUBJECT TO THE PLAN

     The aggregate maximum number of Shares of Common Stock for which Grants may be issued under the Plan is 20,000,000 (subject to a permitted Capitalization Adjustment, as described below), including 9,860,191 shares of Common Stock that are available for issuance under the Company's existing AMIP and stock option plans previously approved by the Company's stockholders (which are being amended and restated by the Plan). "Shares" means the shares of Common Stock (including hypothetical shares of Common Stock referenced under the terms of a Grant Document applicable to an SAR) which are subject to any Grant made under the Plan. "Grant Document" means the document provided to a grantee by the Company describing and establishing the terms of any Grant made pursuant to the Plan. The Shares will be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If an Option or SAR terminates or expires without having been fully exercised for any reason or if Shares subject to an Award have been conveyed back to the Company pursuant to the terms of a Grant Document, the Shares for which the Option or SAR was not exercised or the Shares that were conveyed back to the Company will again be available for issuance under the Plan. On April 26, 2000, the closing price of the Common Stock as reported on the NASDAQ National Market System was $12 1/8 per share.

FISCAL YEAR GRANT LIMITATION

     No grantee will be issued Grants during any one fiscal year for more than 900,000 Shares of Common Stock (the "Fiscal Year Grant Limitation"), subject to a permitted Capitalization Adjustment, as described below.

TERM OF THE PLAN

     The Plan became effective as of April 5, 2000, the date on which it was adopted by the Board of Directors, subject to the approval of the Plan within one year after that date by the stockholders. If the Plan is not so approved by the stockholders, all Grants issued under the Plan will be null and void. No Grants may be made under the Plan on or after April 5, 2010. No Grants have been issued under the Plan as of the date of this Proxy Statement.

OPTIONS

     The Plan authorizes grants of Options, including Options that are intended to qualify as "incentive stock options," as defined under Section 422 of the Code ("ISOs") and Options that are not intended to so qualify ("Non-qualified Stock Options"). Each Option granted under the Plan will be a Non-qualified Stock Option unless the Option is specifically designated at the time of grant as an ISO. Options granted under the Plan will be evidenced by Grant Documents in such form as the Plan Administration Committee shall approve from time to time, consistent with the terms of the Plan.

     Option Price. The price at which Shares may be purchased upon exercise of an Option (the "Option Price") will be set forth in the applicable Grant Document. The Option Price of each ISO will be at least 100% of the fair market value of the Shares on the date the Option is granted. The Option Price of a Non-qualified Stock Option will, unless otherwise specified in the Grant Document, be the fair market value ("Fair Market Value") of the Shares on the date the Option is granted. Under the Plan, Fair Market Value generally is the closing price on the relevant date of a share of Common Stock if the Common Stock is listed on a national securities exchange or included in the NASDAQ National Market System. If the Common Stock is not so listed, Fair Market Value will be the mean between the last reported "bid" and "asked" prices on the relevant date, as reported on NASDAQ or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as otherwise reported in a customary financial reporting service, as applicable and as the Plan Administration Committee determines. If the Common Stock is not traded in a public market, Fair Market Value will be determined in good faith by the Plan Administration Committee.

     Exercise. No Option will be deemed to have been exercised prior to the receipt by the Company of written notice (that complies with the requirements set forth in the Plan) of the exercise and payment in full of the Option Price, unless arrangements satisfactory to the Company have been made for payment through a broker. Subject to the terms of the Grant Document, and unless the Plan Administration Committee approves otherwise, payment of the Option Price may be made in cash, by certified check or by such other mode of payment as the Plan Administration Committee may approve, including payment through a broker in accordance with procedures permitted by rules or regulations of the Federal Reserve Board. In addition, the Plan Administration Committee may provide in a Grant Document that payment may be made in whole or in part in shares of Common Stock held by the grantee, although the Plan Administration Committee may impose from time to time limitations and prohibitions on the use of shares of Common Stock to exercise an Option.

     Expiration. In general, Options expire and are no longer exercisable after ten years from the date of grant. In addition, under the Plan, each Option will expire earlier upon the first to occur of the following: (a) immediately upon a finding by the Plan Administration Committee that the grantee engaged in disloyalty of any type to the Company or an Affiliate or has disclosed trade secrets or confidential information of the Company or an Affiliate; (b) the date, if any, set by the Plan Administration Committee as an accelerated expiration date in the event of the liquidation or dissolution of the Company;
(c) the occurrence of any other event or events set forth in the Plan or the Grant Document as causing an accelerated expiration of the Option; or (d) the applicable date set forth below in connection with the grantee's termination of employment or service with the Company or any Affiliate. For these purposes the applicable date referred to above in subparagraph (d) of this paragraph is: (i) where the grantee resigns from his or her employment or service with the Company or any Affiliate without such resignation having been solicited by the Company or the Affiliate, as the case may be, the date of resignation; (ii) where the grantee's termination of employment or service with the Company or any Affiliate is due to the grantee's death or disability, the date that is 180 days following termination; (iii) where the grantee's termination of employment or service with the Company or any Affiliate is due to the grantee's retirement, the second anniversary of termination; (iv) where the grantee is a member of the Board of Directors or of any board of directors (or similar governing body) of an Affiliate and is not an Employee and such grantee's service is terminated for any reason other than disability or death, 90 days following the date of termination of service; and (v) in all other cases, 30 days after the grantee's termination of employment or service with the Company or any Affiliate. The only Options that may be exercised subsequent to the grantee's termination of employment or service with the Company or an Affiliate are those Options that were exercisable on the last date of employment or service and not Options which, if the grantee were still employed or rendering service during the post-termination period, would become exercisable, unless the Grant Document specifically provides to the contrary or the Plan Administration Committee otherwise approves.

     Transferability. Except as described below, no Option granted under the Plan may be transferred, except by will or by the laws of descent and distribution, and, during the lifetime of the person to whom an Option is granted, such Option may be exercised only by the grantee. An Option, other than an ISO, also is transferable (a) pursuant to a domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder; and (b) without payment of consideration, to (i) immediate family members of the holder, (ii) trusts for the benefit of immediate family members, (iii) partnerships whose only partners are such family members, and (iv) any transferee permitted by a rule adopted by the Plan Administration Committee or approved by the Plan Administration Committee in an individual case. Any transferee will be subject to all of the conditions set forth in the Option before its transfer.

     Other Provisions. Subject to the provisions of the Plan, the Grant Documents will contain such other provisions as the Plan Administration Committee deems advisable, including, without limitation, provisions authorizing the Plan Administration Committee to accelerate the exercisability of all or any portion of an Option granted pursuant to the Plan, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option.

STOCK APPRECIATION RIGHTS (SARS)

     The Plan Administration Committee may grant to optionees SARs, which may or may not be granted in conjunction with an Option, each of which SAR will entitle the Grantee to receive a payment upon exercise equal to the excess of the Fair Market Value of a specified number of Shares, determined as of the date the SAR is exercised, over the "purchase price" specified in the Grant Document applicable to the SAR. The SAR may be exercisable in whole or in part, and at such times and under such circumstances as are set forth in the Grant Document applicable to the SAR. In the event an SAR is granted in conjunction with an Option, the exercise of the SAR will result in a cancellation of the Option to the same extent as the SAR is exercised, and the exercise of the Option will result in a cancellation of the SAR to the same extent as the Option is exercised, and the terms and conditions, including the number of Shares subject to the SAR, the "purchase price" (which will be equal to the Option Price) and the times and circumstances in which the SAR may be exercised, will be the same as are applicable to the Option. Except as may otherwise be provided in a Grant Document, such payment may be made, as determined by the Plan Administration Committee in accordance with the Plan and set forth in the applicable Grant Document, either in Shares or in cash or in any combination thereof. For purposes of the annual and aggregate limitations on Shares that may be subject to Grants under the Plan, the grant of an SAR not in conjunction with an Option will be treated as though such SAR constituted an Option.

     Each SAR will relate either to a specific Option granted under the Plan or to a hypothetical Option that could have been granted under the Plan. Where an SAR is granted in conjunction with an Option granted under the Plan, the Grant Document applicable to the Option will include provisions indicating the SAR rights. Where an SAR is granted independent of an Option granted under the Plan, the Grant Document applicable to such SAR will indicate the relevant terms and conditions applicable to the SAR, including, but not limited to, the number of hypothetical Shares subject to the terms of the SAR, the "purchase price" to be taken into account upon exercise of the SAR, and such other terms and conditions as would be permitted or as are required with respect to the grant of an Option under the Plan.

     SARs will be exercisable at such times and under such terms and conditions as the Plan Administration Committee, in its sole and absolute discretion, determines; provided, however, that an SAR that is granted concurrent with an Option will be exercisable only at such times and by such individuals as the related Option may be exercised under the Plan and applicable Grant Document.

AWARDS

     Awards granted pursuant to the Plan will be evidenced by written Grant Documents in such form as the Plan Administration Committee from time to time approves. Each Grant Document will specify the purchase price, if any, that applies to the Award. If a purchase price is specified, the grantee will be required to make payment on or before the payment date provided in the Grant Document. Payment may be made in cash, by certified check payable to the order of Company or by such other mode of payment as the Plan Administration Committee may approve. In the case of an Award that provides for a grant of Shares without any payment by the grantee, the grant will take place on the date specified in the Grant Document. In the case of an Award that provides for payment of the purchase price by the grantee, the grant will take place on the date the initial payment is delivered to Company, unless the Plan Administration Committee or the Grant Document specifies otherwise.

     The Plan Administration Committee may specify in a Grant Document any conditions under which the grantee will be required to convey to the Company the Shares covered by the Award. In addition, the Plan Administration Committee, in its discretion, may provide that certificates for Shares transferred pursuant to an Award be held in escrow by the Company until all of the conditions have lapsed. Unless otherwise provided in the Grant Document or determined by the Plan Administration Committee, dividends and other distributions made on Shares held in escrow will be deposited in escrow, and held in escrow until such time as the Shares on which the distributions were made are released from escrow. Stock certificates evidencing Shares subject to conditions will bear a legend to the effect that the Shares are subject to repurchase by, or conveyance to, the Company in accordance with the terms of the Grant Document and that the Shares may not be sold or otherwise transferred.

     Upon payment of the purchase price, if any, for Shares covered by an Award, the grantee will have all of the rights of a shareholder with respect to the Shares covered by the Award, including the right to vote the Shares and (except as described above with respect to escrowed Shares) receive all dividends and other distributions paid or made with respect to the Shares, except to the extent otherwise provided by the Plan Administration Committee or in the Grant Document.

     Performance-Based Awards. In addition to any other terms or conditions the Plan Administration Committee may establish with respect to any Awards granted under the Plan, the Non-Employee Director Committee will have the authority to make Awards that constitute performance-based compensation for purposes of
Section 162(m) of the Code. In the event the Non-Employee Director Committee determines to grant performance-based Awards, the Non-Employee Director Committee will establish in writing one or more specific performance goals during the first 90 days of the performance period established for that Award (or within the first 25% of that performance period if that is less than 90 days) and an objective formula or method for computing the amount of bonus compensation payable to each grantee if the specified performance goals are attained. Performance goals will be based upon one or more of the following business criteria for the Company as a whole or any of its subsidiaries, operating divisions or other operating units: stock price, market share, gross revenue, net revenue, pretax income, operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reductions and savings, return on revenues or productivity, or any variations of the preceding business criteria, which may be modified at the discretion of the Non-Employee Director Committee, to take into account extraordinary items or which may be adjusted to reflect such costs or expense as the Non-Employee Director Committee deems appropriate. In addition, to the extent consistent with the goal of providing for deductibility under Section 162(m) of the Code, performance goals may be based upon a grantee's attainment of personal objectives with respect to any of the foregoing performance goals or implementing policies and plans, negotiating transactions and sales, developing long-term business goals or exercising managerial responsibility. Measurements of the Company's or a grantee's performance against the performance goals will be objectively determinable and will be determined according to generally accepted accounting principles as in existence on the date on which the performance goals are established.

     Performance-based Awards must meet the requirements described above and must either: (a) be granted only on the attainment by the close of the performance period of the performance goals established with respect to the Award; or (b) not become vested unless by the close of the performance period the performance goals established with respect to the Award have been achieved.

ADJUSTMENTS ON CHANGES IN CAPITALIZATION

     In the event that the outstanding shares of Common Stock are changed by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination or exchange of shares and the like (not including the issuance of Common Stock on the conversion of other securities of Company which are convertible into Common Stock) or dividends payable in shares of Common Stock, a Capitalization Adjustment may be made by the Plan Administration Committee as it deems appropriate in the aggregate number and/or class of shares available under the Plan and in the number of shares, class of shares and price per share subject to outstanding Grants. Unless the Plan Administration Committee makes other provisions for the equitable settlement of outstanding Grants, if the Company is reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of Company are sold or exchanged, a grantee will at the time of issuance of the stock under such corporate event be entitled to receive, with respect to or upon the exercise of his or her Grant, as the case may be, the same number and kind of shares of stock or the same amount of property, cash or securities as the grantee would have been entitled to receive upon the occurrence of any such corporate event if the grantee had been, immediately prior to such event, the holder of the number of Shares covered by his or her Grant;

provided, however, that with respect to an SAR, the grantee will only be entitled to receive payment in the form of property other than cash to the extent such settlement of the SAR is provided for in the applicable Grant Document. Any such adjustment under the provisions described in this paragraph will apply proportionately to only the unexercised portion of any Options or SARs. The Plan Administration Committee has authority to determine the Capitalization Adjustments to be made under the Plan, which adjustments may include both adjustments to the number of shares and class of Company stock to be issued in connection with or on the exercise of Grants and that are available generally for Grants under the Plan. Any such determination by the Plan Administration Committee will be final, binding and conclusive. "Capitalization Adjustment" means the adjustment to the number or class of shares subject to any Grant and the Option Price, exercise price, purchase price or other payment or deemed payment required in connection with any Grant, as permitted to be made pursuant to the provisions described above in this paragraph.

CHANGE OF CONTROL

     In the event of a Change of Control, Options and SARs granted pursuant to the Plan will become immediately exercisable in full, and all Awards will become fully vested. In addition, the Plan Administration Committee may take whatever action it deems necessary or desirable with respect to outstanding Grants, including, without limitation, with respect to Options and SARs, accelerating the expiration or termination date in the applicable Grant Document to a date no earlier than 30 days after notice of such acceleration is given to the grantees; provided, however, that such accelerated expiration or termination date may not be earlier than the date as of which the Grant has become fully vested and exercisable.

     Under the Plan, a "Change of Control" will be deemed to have occurred upon the earliest to occur of the following dates: (a) the date a plan or other arrangement pursuant to which the Company will be dissolved or liquidated or a definitive agreement to sell or otherwise dispose of substantially all of the assets of the Company is approved by the stockholders of the Company (or the Board of Directors, if stockholder action is not required); (b) the date a definitive agreement to merge or consolidate the Company with or into another corporation is approved by the stockholders of the Company (or the Board of Directors, if stockholder action is not required) and the stockholders of the other constituent corporation (or its board of directors if stockholder action is not required) other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's Class A Common Stock immediately before the merger or consolidation will have at least a majority of the voting power of the surviving corporation's voting securities immediately after the merger or consolidation, which voting securities are to be held in the same proportion as such holders' ownership of Class A Common Stock of the Company immediately before the merger or consolidation; (c) the date any entity, person or group, within the meaning of Section 13(d)(3) or Section 14(d)(2) of the 1934 Act shall have become the beneficial owner of, or shall have obtained voting control over, more than 25% of the outstanding shares of the Company's Class A Common Stock (other than (i) the Company or any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (ii) any person who, on the date the Plan is effective, was the beneficial owner of or had voting control over shares of common stock of the Company possessing more than 25% of the aggregate voting power of the Company's Class A Common Stock); or (d) the first day after the date the Plan is effective when directors are elected such that a majority of the Board of Directors shall have been members of the Board of Directors for less than two years, unless the nomination for election of each new director who was not a director at the beginning of the two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

AMENDMENTS

     The Board of Directors may amend the Plan as it deems advisable from time to time. However, the Board of Directors may not change the class of persons eligible to receive an ISO or increase the maximum number of Shares as to which Grants may be granted under the Plan, or to any individual under the Plan in any year, without obtaining stockholder approval within twelve months before or after such action. No amendment to the Plan may adversely affect any outstanding Grants without the consent of the affected grantee(s).

     The Plan Administration Committee has the right to amend any Grant Document issued to a grantee, subject to the grantee's consent if the amendment is not favorable to the grantee or if such amendment has the effect of changing an ISO to a Non-qualified Stock Option; provided, however, that the consent of the grantee will not be required for any amendment made in connection with a Change of Control (as discussed above) or any amendment to accelerate the expiration of an Option or SAR in the event of liquidation or dissolution of the Company.

WITHHOLDING OF TAXES

     In connection with any event relating to a Grant under the Plan, the Company will have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements before the delivery or transfer of any certificates for such Shares, or (b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities, including, without limitation, withholding any Shares, funds or other property otherwise due to the grantee(s). The Company's obligations under the Plan will be conditioned on the grantee's or grantees' compliance with any withholding requirement.

CERTAIN FEDERAL INCOME TAX ASPECTS OF THE PLAN

     The following discussion summarizes, as of the date of this Proxy Statement, general principles of federal income tax law applicable to the Plan and the Shares acquired under the Plan. Participants should consult their own tax advisors concerning the tax consequences of participation in the Plan and the disposition of Shares acquired under the Plan, since federal tax laws are subject to change, individual tax situations differ and the effect of state and local taxation may be material.

     ISOs. An ISO, or incentive stock option, is an Option that meets certain requirements under the Code and which is subject to special tax treatment provided the recipient complies with certain holding requirements applicable to the Shares acquired on its exercise. In general, the grantee of an ISO will not recognize regular taxable income upon either the grant or the exercise of the Option. The grantee will recognize capital gain or loss on a disposition of the Shares acquired upon exercise of an ISO, provided the grantee does not dispose of those Shares within two years from the date the Option was granted or within one year from the date the Shares were transferred to the grantee. For regular federal income tax purposes, the maximum rate of tax applicable to capital gains is dependent on the length of time the Shares have been held at the time of sale. If the Shares have been held for more than one year, the maximum regular federal tax rate applicable to the gain on the sale will be 20%. If the Shares have been held for one year or less, the gain on the sale will be taxed at the same maximum tax rate (39.6%) applicable to other taxable income generally. If the Option holder satisfies both of the foregoing holding periods, then the Company will not be allowed a deduction by reason of the grant or exercise of an ISO.

     As a general rule, if the grantee disposes of Shares acquired through exercise of an ISO before satisfying both holding period requirements (a "disqualifying disposition"), the gain recognized by the grantee on the disposition will be taxed as ordinary income to the extent of the difference between the fair market value of the Shares on the date of exercise and the Option Price of the Shares, and the Company will be entitled to a deduction in that amount. The income recognized will not, however exceed the difference between the amount actually realized on the disposition and the Option Price of the Shares (which would limit the amount of income recognized if, for example, the value of the Shares declined subsequent to the date the option was exercised). The gain (if any) in excess of the amount treated as ordinary income will be treated as a long or short term capital gain (based on the length of time the grantee held the Shares as of the date of the disposition).

     The amount by which the fair market value of a Share at the time of exercise exceeds the Option Price will be included in the computation of such Option holder's "alternative minimum taxable income" in the year the Option holder exercises the ISO. Currently, the maximum alternative minimum tax rate is 28%. If an Option holder pays alternative minimum tax with respect to the exercise of an ISO, then the amount of such tax paid will be allowed as a credit against regular tax liability in subsequent years. The Option holder's basis in the Shares for purposes of the alternative minimum tax will be adjusted when income from a disposition of the Shares is included in alternative minimum taxable income.

     Non-qualified Stock Options. A grantee of a Non-qualified Stock Option will not recognize taxable income at the time of grant, and the Company will not be allowed a deduction by reason of the grant. The grantee will generally recognize ordinary income in the taxable year in which he or she exercises the Options. The amount of income will be generally equal to the excess of the fair market value of the Shares received upon exercise (determined at the time of exercise) over the Option Price paid for the Shares. The Company will, subject to various limitations, be allowed a deduction in the same amount. Upon disposition of these Shares, the grantee will recognize a long or short term capital gain or loss equal to the difference between the amount realized on disposition and the grantee's basis in the Shares (which ordinarily would be the Fair Market Value of the Shares on the date the Option was exercised).

     Awards. The recipient of an Award will become vested as provided for by the Committee when making the Award. Under applicable provisions of the Code, the recipient will, for federal income tax purposes, be required to include in his or her taxable income (as ordinary compensation income) the value of the Shares subject to the Award as of the time they become vested (reduced by the amount, if any, that was required to be paid for the Shares). The fair market value of the Shares as of the vesting date establishes the basis for determining capital gains or losses on a subsequent sale of the Shares, and the holding period for purposes of determining the long or short-term character of a capital gain starts on the vesting date (not on the date the Shares were granted).

     If a recipient of an Award makes a special election under Section 83(b) of the Code, however, he or she will recognize as ordinary compensation income the fair market value of the stock subject to the Award as of the date the Shares are granted, even though the Shares have not yet vested. An election under this Code provision must be made within 30 days of the transfer of the Shares, and the fair market value of the Shares must be determined without regard to the vesting restrictions that otherwise could cause the Shares to be forfeited. In addition, if the Shares are forfeited, the Award recipient will not be able to claim a tax loss for the forfeiture except to the extent he or she was required to pay a purchase price for the Shares. As a consequence of making a Section 83(b) election, however, the Award recipient will have no income as a result of the later vesting of the Shares, and when the Shares are sold, the difference between the amount realized from the sale and the fair market value on the date of grant (i.e., the value used in reporting income as a result of the Section 83(b) election), will be a capital gain or loss, and will be either long or short term by reference to the original grant date.

     In order to make an election under Section 83(b) of the Code, the recipient of an Award must file the election no later than 30 days after the grant date in the form of a written statement sent to the IRS office where the individual files his or her returns, and provide a copy to the Company. A copy of the filing must also be included in the individual's tax return for the year in which the grant occurs. The Section 83(b) election statement must contain the following information: the name, address and social security number of the taxpayer, a description of the Shares, the grant date of the

Shares and the taxable year for which the election is made, the nature of the restrictions on the Shares, the fair market value of the Shares as of the grant date, the purchase price paid for the Shares, if any, and a statement indicating that copies of the election have been furnished to other persons as required. The statement must be signed and must indicate that it is made under Section 83(b) of the Code.

     SARS. An SAR permits the grantee to exercise that right (either by surrender of the Option associated with the SAR or, in the case of an SAR that is independent of any Option, by surrender of the SAR) and receive a payment equal to the excess of the Fair Market Value of the Shares underlying the Option (or hypothetically underlying an independent SAR) as of the date the grantee exercises the SAR over the Option Price of the underlying Option (or of the hypothetical option in the case of an independent SAR). This payment may be either in cash or in stock, or a combination of cash and stock, as determined by the Plan Administrative Committee, unless there are specific provisions in the Grant Document that address the form of payment. The amount of the payment made to the grantee will constitute taxable compensation income to the grantee, subject to ordinary income taxation in the year in which the payment with respect to the SAR is made. The amount of income recognized by the grantee will also constitute a compensation expense for federal income tax purposes, deductible by the Company, subject to various limitations on the deductibility of such compensation expense.

     Deductibility of Executive Compensation Under Code Section 162(m). Section 162(m) of the Code sets limits on the deductibility of compensation in excess of $1,000,000 paid by publicly held companies to certain employees (the "million dollar cap"). The IRS has also issued Treasury Regulations which provide rules for the application of the "million dollar cap" deduction limitations. Income which is treated as "performance-based compensation" under these rules will not be subject to the limitation on deductibility imposed by Code Section 162(m).

     The Plan has been designed to permit grants of Options and SARs issued under the Plan to qualify under the performance-based compensation rules so that income attributable to the exercise of a Non-qualified Stock Option or an SAR may be exempt from the million dollar cap limits on deduction. The Plan's provisions are consistent in form with the performance-based compensation rules, so that if the Committee that grants Options or SARs consists exclusively of members of the Board of Directors who qualify as "outside directors," the compensation income arising on exercise of those Options or SARs should qualify as performance-based compensation which is deductible even if that income would be in excess of the otherwise applicable limits on deductible compensation income under Code Section 162(m). In addition, if the Committee determines to make performance-based Awards, as described above, the income attributable to those Awards should also be treated as performance-based compensation that is exempt from the limitations of Code Section 162(m).

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE COMPANY'S 2000 OMNIBUS STOCK INCENTIVE PLAN

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP has been selected by the Board of Directors as the independent public accountants for the Company's current fiscal year. A representative of Arthur Andersen LLP is expected to be present at the Meeting and will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions of stockholders.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be received by December 31, 2000, in order to be considered for inclusion in the Company's proxy materials relating to that meeting. A proposal that does not comply with the applicable requirements of Rule 14a-8 under the 1934 Act will not be included in the Company's proxy soliciting material for the 2001 Annual Meeting of Stockholders. Stockholder proposals should be directed to Elizabeth H. Mai, Secretary, at the address of the Company set forth on the first page of this proxy statement.

     A stockholder of the Company may wish to have a proposal presented at the 2001 Annual Meeting of Stockholders, but not to have such proposal included in the Company's proxy statement and form of proxy relating to that meeting. If notice of any such proposal (addressed to the Company at the address of the Company set forth on the first page of this proxy statement) is not received by the Company by March 20, 2001, then such proposal shall be deemed "untimely" for purposes of Rule 14a-4(c) promulgated under the 1934 Act and, therefore, the individuals named in the proxies solicited on behalf of the Board of Directors of the Company for use at the Company's 2001 Annual Meeting of Stockholders will have the right to exercise discretionary voting authority as to such proposal.

                           ANNUAL REPORT ON FORM 10-K

     THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, AS FILED WITH THE COMMISSION FOR ITS MOST RECENT FISCAL YEAR. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO INVESTOR RELATIONS, AT THE ADDRESS OF THE COMPANY APPEARING ON THE FIRST PAGE OF THIS PROXY STATEMENT.

                             [Recycled Paper Logo]
       This proxy statement has been printed entirely on recycled paper.

PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                  ADVANTA CORP.

     The undersigned, a stockholder of Advanta Corp. (the "Company"), hereby constitutes and appoints Dennis Alter, William A. Rosoff and Elizabeth H. Mai, and each of them acting individually as the attorney and special proxy of the undersigned, with full power of substitution, for and in the name and stead of the undersigned to attend the Annual Meeting of Stockholders of Advanta Corp. to be held on Wednesday, June 7, 2000, at 1:00 p.m. at the Company's headquarters, Welsh and McKean Roads, Spring House, Pennsylvania, and any adjournment or postponement thereof, and thereat to vote all shares which the undersigned would be entitled to cast if personally present as follows:

                (CONTINUED, AND TO BE SIGNED ON THE REVERSE SIDE)



--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                                               Please mark
                                                              your votes as
                                                              indicated in
                                                              this example.  /X/

1. ELECTION OF DIRECTORS

                        FOR                    WITHHOLD AUTHORITY
              all three nominees for     to vote for all three nominees
              director listed below         for director listed below

                        / /                            / /

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

NOMINEES: Olaf Olafsson, William A.Rosoff, and Michael Stolper

2. To consider and act upon a proposal to approve the Advanta Corp. 2000 Omnibus Stock Incentive Plan.

                        FOR          AGAINST         ABSTAIN
                        / /            / /             / /


3. To transact such other business as may properly come before the meeting.

IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE ELECTION OF ALL THREE NOMINEES FOR DIRECTOR AND FOR THE PROPOSAL TO APPROVE THE ADVANTA CORP. 2000 OMNIBUS STOCK INCENTIVE PLAN. This proxy delegates authority to vote with respect to all other matters upon which the undersigned is entitled to vote and which may come before the meeting or any adjournment or postponement thereof.

The undersigned hereby revokes all previous proxies for such meeting and hereby acknowledges receipt of the notice of the meeting and the proxy statement of Advanta Corp. furnished herewith.

                         PLEASE SIGN AND MAIL PROMPTLY.





Stockholder's Signature(s)_____________________________ Date________________2000

NOTE: If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. If a corporation, please sign with full corporate name by a duly authorized officer and affix the corporate seal.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                                                      Appendix A

                           ADVANTA CORP. 2000 OMNIBUS
                              STOCK INCENTIVE PLAN

                      AS ADOPTED BY THE BOARD OF DIRECTORS

                         (EFFECTIVE AS OF APRIL 5, 2000)

         1. Purpose. Advanta Corp., a Delaware corporation (the "Company"), hereby adopts the Advanta Corp. 2000 Omnibus Stock Incentive Plan (the "Plan"), which is intended to function as an amendment and restatement of all other stock option and award plans of the Company. The Plan is intended to recognize the contributions made to Company by employees (including employees who are members of the Board of Directors) of Company or any Affiliate (as defined herein), to provide such persons with additional incentive to devote themselves to the future success of Company or an Affiliate, and to improve the ability of Company or an Affiliate to attract, retain, and motivate individuals upon whom Company's sustained growth and financial success depend. Through the Plan, Company will provide such persons with an opportunity to acquire or increase their proprietary interest in Company, and to align their interest with the interests of shareholders, through receipt of rights to acquire the Company's Class B Common Stock, par value $0.01 per share (the "Common Stock") and through the transfer or issuance of Common Stock or other Awards (as defined herein). In addition, the Plan is intended as an additional incentive to directors of Company or of any Affiliate who are not employees of Company or an Affiliate to serve on the Board of Directors of Company or on the boards of directors (or any similar governing body) of an Affiliate and to devote themselves to the future success of Company by providing them with an opportunity to acquire or increase their proprietary interest in Company through the receipt of rights to acquire Common Stock. Furthermore, the Plan may be used to encourage consultants and advisors of Company to further the success of Company. The Plan is also intended to permit grants of Awards that will constitute "performance-based compensation" as that term is used for purposes of Section 162(m) of the Code, at the discretion of the Committee.

         2. Definitions. Unless the context clearly indicates otherwise, the following capitalized terms when used in the Plan shall have the following meanings:

                  (a) "Affiliate" means a corporation which is a parent corporation or a subsidiary corporation with respect to Company within the meaning of Section 424(e) or (f) of the Code, of any successor provision, and, for purposes of Grants other than ISOs, any corporation, partnership, joint venture or other entity in which the Company, directly or indirectly, has an equity interest of at least twenty percent (20%) or a significant financial interest, as determined by the Committee.

                  (b) "Award" shall mean a transfer of Common Stock made pursuant to the terms of the Plan subject to such terms, benefits or restrictions as the Committee shall specify in the Grant Document.

                  (c) "Board" or "Board of Directors" means the Board of Directors of Company.

                  (d) "Capitalization Adjustment" means the adjustment to the number or class of shares subject to any Grant and the Option Price, exercise price, purchase price or other payment or deemed payment required in connection with any Grant, as permitted to be made pursuant to the provisions of Section 14 of the Plan.

                  (e) "Change of Control" shall be deemed to have occurred upon the earliest to occur of the following dates:

                           (i) the date the stockholders of the Company (or the
Board of Directors, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated; or

                           (ii) the date the stockholders of the Company (or the
Board of Directors, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of substantially all of the assets of the Company; or

                           (iii) the date the stockholders of the Company (or
the Board of Directors, if stockholder action is not required) and the stockholders of the other constituent corporation (or its board of directors if stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's Class A Common Stock immediately prior to the merger or consolidation will have at least a majority of the voting power of the surviving corporation's voting securities immediately after the merger or consolidation, which voting securities are to be held in the same proportion as such holders' ownership of Class A Common Stock of the Company immediately before the merger or consolidation; or

                           (iv) the date any entity, person or group, within the
meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act (other than
(A) the Company or any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (B) any person who, on the date the Plan is effective, shall have been the beneficial owner of or have voting control over shares of common stock of the Company possessing more than twenty-five percent (25%) of the aggregate voting power of the Company's Class A Common Stock) shall have become the beneficial owner of, or shall have obtained voting control over, more than twenty five percent (25%) of the outstanding shares of the Company's Class A Common Stock; or

                           (v) the first day after the date this Plan is
effective when directors are elected such that a majority of the Board of Directors shall have been members of the Board of Directors for less than two
(2) years, unless the nomination for election of each new director who was not a director at the beginning of such two (2) year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

                  (f) "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute, and the rules and regulations issued pursuant to that statute or any successor statute.

                  (g) "Committee" shall have the meaning set forth in Section 3 of the Plan.

                  (h) "Common Stock" shall mean the Company's Class B Common Stock, par value $0.01 per Share.

                  (i) "Company" means Advanta Corp., a Delaware corporation.

                  (j) "Covered Employee" means any Employee who is treated as a "covered employee" for purposes of Code Section 162(m).

                  (k) "Disability" means a condition of a Grantee that constitutes a "disability" as that term is defined in Section 22(e)(3) of the Code.

                  (l) "Employee" means an employee of Company or an Affiliate.

                  (m) "Fair Market Value" means, with respect to a share of the Common Stock:

                           (i) if the Common Stock is listed on a national
securities exchange or included in the NASDAQ National Market System, the closing price thereof on the relevant date; or

                           (ii) if the Common Stock is not so listed or
included, the mean between the last reported "bid" and "asked" prices thereof on the relevant date, as reported on NASDAQ; or

                           (iii) if not so reported, as reported by the National
Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines.

Provided, however, that if the Common Stock is not traded in a public market, the Fair Market Value of a share shall be as determined in good faith by the Committee, taking into account all relevant facts and circumstances.

                  (n) "Fiscal Year Grant Limitation" means the limitation on the number of shares of Common Stock that may be subject to Grants made to any one person during any one fiscal year of the Company, which limitation shall be 900,000 shares, subject to a permitted Capitalization Adjustment.

                  (o) "Grant" shall mean any Option, Award or SAR granted under the Plan.

                  (p) "Grantee" shall mean a person to whom an Option, Award or SAR has been granted pursuant to the Plan.

                  (q) "Grant Document" shall mean the document provided to a Grantee by the Company describing and establishing the terms of any Grant made pursuant to the Plan.

                  (r) "ISO" means an Option granted under the Plan which is intended to qualify as an "incentive stock option" within the meaning of Section 422(b) of the Code.

                  (s) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations issued pursuant to that statute or any successor statute.

                  (t) "Non-Employee Director" shall mean a member of the Board who is a "non-employee director" as that term is defined in paragraph (b)(3) of Rule 16b-3 (as defined herein) and an "outside director" as that term is defined in Treasury Regulations Section 1.162-27 promulgated under the Code.

                  (u) "Non-Employee Director Committee" means a committee designated by the Board to act as the Committee with respect to the Plan that consists solely of two or more Non-Employee Directors.

                  (v) "Non-qualified Stock Option" means an Option granted under the Plan which is not intended to qualify, or otherwise does not qualify, as an ISO.

                  (w) "Option" means either an ISO or a Non-qualified Stock Option granted under the Plan.

                  (x) "Option Price" means the price at which Shares may be purchased upon exercise of an Option, as set forth in the Grant Document.

                  (y) "Performance-Based Award" means an Award granted pursuant to the applicable provisions of the Plan that is intended to result in recognition of income by the Grantee that qualifies as Performance-Based Compensation.

                  (z) "Performance-Based Compensation" means remuneration payable or recognized by an Employee solely on account of the attainment of one or more Performance Goals that meets the requirements to be treated as "performance-based compensation" under Code Section 162(m)(4)(C).

                  (aa) "Performance Goal" means, with respect to a Performance Period, an objective performance goal or goals that have been established by the Committee, consistent with the express terms of the Plan, which must be met in order for any Performance-Based Award to become vested or transferred to a Grantee with respect to such Performance Period.

                  (bb) "Performance Period" means the Company's fiscal year or such other period as may be established as a Performance Period by the Committee from time to time.

                  (cc) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

                  (dd) "SAR" means a stock appreciation right granted under the Plan, as defined in Section 11 hereof.

                  (ee) "Section 16 Officers" means any person who is an "officer" within the meaning of Rule 16a-1(f) promulgated under the Exchange Act or any successor rule, and who is subject to the reporting requirements under
Section 16 of the Exchange Act with respect to Company's Common Stock.

                  (ff) "Securities Act" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations issued pursuant to that statute or any successor statute.

                  (gg) "Shares" means the shares of Common Stock (including hypothetical shares of Common Stock referenced under the terms of a Grant Document applicable to an SAR) which are subject to any Grant made under the Plan.

         3. Administration of the Plan. The Board may administer the Plan and/or it may, in its discretion, designate a committee or committees composed of two or more of directors to operate and administer the Plan with respect to all or a designated portion of the participants. To the extent that the Committee is empowered to grant options to Section 16 Officers or persons whose compensation might have limits on deductibility under Code Section 162(m), the Board may, at its discretion, appoint a separate committee to administer the Plan with respect to those persons, each member of such committee being a Non-Employee Director. Any such committee designated by the Board, and the Board itself in its administrative capacity with respect to the Plan, is referred to as the "Committee."

                  (a) Meetings. The Committee shall hold meetings at such times and places as it may determine. The Committee may take action only upon the agreement of a majority of the whole Committee. Any action which the Committee shall take through a written instrument signed by all its members shall be as effective as though it had been taken at a meeting duly called and held.

                  (b) Exculpation. No member of the Board of Directors shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or making any Grants under the Plan, provided that this Subsection 3(b) shall not apply to (i) any breach of such member's duty of loyalty to the Company or its stockholders,
(ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) acts or omissions that would result in liability under Section 174 of the General Corporation Law of the State of Delaware, as amended, and (iv) any transaction from which the member derived an improper personal benefit.

                  (c) Indemnification. Service on the Committee shall constitute service as a member of the Board. Each member of the Committee shall be entitled, without further act on the member's part, to indemnity from Company and limitation of liability to the fullest extent provided by applicable law and by Company's Articles of Incorporation and/or Bylaws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the issuance of any Grant thereunder in which the member may be involved by reason of the member being or having been a member of the Committee, whether or not the member continues to be such member of the Committee at the time of the action, suit or proceeding.

                  (d) Interpretation and Authority of the Committee. The Committee shall have the power and authority to (i) interpret the Plan, (ii) adopt, amend and revoke policies, rules and/or regulations for its administration that are not inconsistent with the express terms of the Plan, and
(iii) waive requirements relating to formalities or other matters that do not either modify the substance of the rights intended to be granted by means of Grants made under the Plan or constitute a material amendment for any purpose under the Code. In addition, the Committee shall, subject to any specific provisions or limitations applicable under the Plan, have the authority to make such adjustments to the terms and conditions of any Grants made under the Plan in order to take into account any facts and circumstances that influence the effectiveness of the Plan as a method of providing appropriate current performance incentives for recipients of Grants, including, but not limited to, any facts and circumstances related to levels of compensation and bonuses paid by other similarly situated employers, and current needs of the Company to encourage the retention of valued Employees and to reward high levels of performance by such Employees. Any such actions by the Committee shall be final, binding and conclusive on all parties in interest.

         4. Grants of Options under the Plan. Grants of Options under the Plan may be in the form of a Non-qualified Stock Option, an ISO or a combination thereof, at the discretion of the Committee.

         5. Eligibility. All Employees, members of the Board, members of the boards of directors (or any similar governing body) of any Affiliate and consultants and advisors to the Company or any Affiliate shall be eligible to receive Grants hereunder. Consultants and advisors shall be eligible only if they render bona fide services to Company unrelated to the offer or sale of securities. The Committee, in its sole discretion, shall determine whether an individual qualifies as an Employee.

         6. Shares Subject to Plan. The aggregate maximum number of Shares as to which Grants may be issued pursuant to the Plan is 20,000,000 (subject to a permitted Capitalization Adjustment). The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of Company. If a Grant terminates or expires without having been fully exercised for any reason or has been conveyed back to Company pursuant to the terms of a Grant Document, the Shares as to which the Grant was not exercised or the Shares that were conveyed back to Company shall again be available for issuance pursuant to the terms of one or more Grants pursuant to the Plan.

         7. Fiscal Year Grant Limitation. Notwithstanding anything herein to the contrary, no Grantee shall be issued Grants during any one fiscal year of the Company for shares of Common Stock in excess of the Fiscal Year Grant Limitation.

         8. Term of the Plan. The Plan is effective as of April 5, 2000, the date on which it was adopted by the Board, subject to the approval of the Plan within one year after such date by the shareholders in the manner required by state law. If the Plan is not so approved by the shareholders, all Grants issued under the Plan shall be null and void. No Grants may be issued under the Plan on or after April 5, 2010.

         9. Options. Each Option granted under the Plan shall be a Non-qualified Stock Option unless the Option shall be specifically designated at the time of grant to be an ISO. If any Option designated an ISO is determined for any reason not to qualify as an incentive stock option within the meaning of Section 422 of the Code, such Option shall be treated as a Non-qualified Stock Option for all purposes under the provisions of the Plan. Options granted pursuant to the Plan shall be evidenced by the Grant Documents in such form as the Committee shall approve from time to time, which Grant Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall require from time to time which are not inconsistent with the terms of the Plan.

                  (a) Number of Option Shares. Each Grant Document shall state the number of Shares to which it pertains. A Grantee may receive more than one Option, which may include Options which are intended to be ISOs and Options which are not intended to be ISOs, but only on the terms and subject to the conditions and restrictions of the Plan. Notwithstanding anything herein to the contrary, no Grantee shall be granted Options during any one fiscal year of Company for more than the Fiscal Year Grant Limitation.

                  (b) Option Price. Each Grant Document shall state the Option Price, which, for a Non-qualified Stock Option, shall, unless otherwise specified in the Grant Document, be the Fair Market Value of the Shares on the date the Option is granted and, for an ISO, shall in all cases be at least 100% of the Fair Market Value of the Shares on the date the Option is granted as determined by the Committee in accordance with this Subsection 9(b); and provided, further, that if an ISO is granted to a Grantee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of Company or an Affiliate, then, to the extent required by Section 424(d) of the Code, the Option Price shall be at least 110% of the Fair Market Value of the Shares on the date the Option is granted.

                  (c) Exercise. No Option shall be deemed to have been exercised prior to the receipt by Company of written notice of such exercise and, unless arrangements satisfactory to Company have been made for payment through a broker in accordance with procedures permitted by rules or regulations of the Federal Reserve Board, receipt of payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and, unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act, shall contain the Grantee's acknowledgment, in form and substance satisfactory to Company, that (i) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to Company, may be made without violating the registration provisions of the Securities Act), (ii) the Grantee has been advised and understands that (A) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer, and (B) Company is under no obligation to register the Shares under the Securities Act or to take any action which would make available to the Grantee any exemption from such registration, (iii) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Grant Documents may be endorsed on the certificates. Notwithstanding the foregoing, if Company determines that issuance of Shares should be delayed pending registration under federal or state securities laws, the receipt of an opinion of counsel satisfactory to Company that an appropriate exemption from such registration is available, the listing or inclusion of the Shares on any securities exchange or an automated quotation system, or the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, Company may defer exercise of any Option granted hereunder until any of the events described in this sentence has occurred.

                  (d) Medium of Payment. Subject to the terms of the applicable Grant Document, a Grantee shall pay for Shares (i) in cash, (ii) by certified or cashier's check payable to the order of Company, or (iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by rules or regulations of the Federal Reserve Board. The Grantee may also exercise the Option in any other manner as is approved by the Committee or as specifically provided for in the applicable Grant Document. Furthermore, the Committee may provide in a Grant Document that payment may be made in whole or in part in shares of Company's Common Stock held by the Grantee. If payment is made in whole or in part in shares of Company's Common Stock, then the Grantee shall deliver to Company certificates registered in the name of such Grantee representing the shares owned by such Grantee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in shares of Common Stock, endorsed in blank or accompanied by stock powers duly endorsed in blank by the Grantee. In the event that certificates for shares of Company's Common Stock delivered to Company represent a number of shares in excess of the number of shares required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by payment in shares of Common Stock, the stock certificate or certificates issued to the Grantee shall represent (i) the Shares in respect of which payment is made, and (ii) such excess number of shares. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of shares of the Common Stock to exercise an Option as it deems appropriate.

                  (e)      Termination of Options.

                           (i) No Option shall be exercisable after the first to
occur of the following:

                                    (A) Expiration of the Option term specified
in the Grant Document, which, in the case of an ISO, shall not occur after (i) ten (10) years from the date of grant, or (ii) five (5) years from the date of grant if the Grantee on the date of grant owns, directly or by attribution under
Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of Company or of an Affiliate;

                                    (B) Except to the extent otherwise provided
in a Grantee's Grant Document, a finding by the Committee, after full consideration of the facts presented on behalf of both Company and the Grantee, that the Grantee has been engaged in disloyalty to Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment or service, or has disclosed trade secrets or confidential information of Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Grantee shall automatically forfeit all Shares for which Company has not yet delivered the share certificates upon refund by Company of the Option Price. Notwithstanding anything herein to the contrary, Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture;

                                    (C) The date, if any, set by the Committee
as an accelerated expiration date in the event of the liquidation or dissolution of Company;

                                    (D) The occurrence of such other event or
events as may be set forth in this Plan or the Grant Document as causing an accelerated expiration of the Option; or

                                    (E) Except as otherwise set forth in the
Grant Document and subject to the foregoing provisions of this Subsection 9(e), the applicable date set forth below in connection with the Grantee's termination of employment or service with the Company or any Affiliate. For these purposes the applicable date is: (1) where the Grantee resigns from his or her employment or service with the Company or any Affiliate without such resignation having been solicited by the Company or the Affiliate, as the case may be, the date of such resignation; (2) where the Grantee's termination of employment or service with the Company or any Affiliate is due to the Grantee's death or Disability, the date that is one hundred eighty (180) days following such termination; (3) where the Grantee's termination of employment or service with the Company or any Affiliate is due to the Grantee's retirement, the second anniversary of such termination; (4) where the Grantee is a member of the Board or of any board of directors (or similar governing body) of an Affiliate and is not an Employee and such Grantee's service is terminated for any reason other than Disability or death, 90 days following the date of such


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
termination of service; and (5) in all other cases, 30 days after the Grantee's termination of employment or service with the Company or any Affiliate. With respect to this Subsection 9(e)(i)(E), the only Options that may be exercised subsequent to the Grantee's termination of employment or service with the Company or an Affiliate are those Options which were exercisable on the last date of such employment or service and not Options which, if the Grantee were still employed or rendering service during such post termination period, would become exercisable, unless the Grant Document specifically provides to the contrary or the Committee otherwise approves. The terms of an executive severance agreement or other agreement between Company and a Grantee, approved by the Committee or the Board, whether entered into prior or subsequent to the grant of an Option, which provide for Option exercise dates later than those set forth in Subsection 9(e)(i) shall be deemed to be Option terms approved by the Committee and consented to by the Grantee.

                           (ii) Notwithstanding the foregoing, the Committee may
extend the period during which all or any portion of an Option may be exercised to a date no later than the Option term specified in the Grant Document pursuant to Subsection 9(e)(i)(A), provided that any change pursuant to this Subsection 9(e)(ii) which would cause an ISO to become a Non-qualified Stock Option may be made only with the consent of the Grantee.

                           (iii) Notwithstanding anything to the contrary
contained in the Plan or a Grant Document, an ISO shall be treated as a Non-qualified Stock Option to the extent such ISO is exercised at any time after the expiration of the time period permitted under the Code for the exercise of an ISO.

                  (f) Transfers. Except as otherwise provided in this Subsection 9(f), no Option granted under the Plan may be transferred, except by will or by the laws of descent and distribution, and, during the lifetime of the person to whom an Option is granted, such Option may be exercised only by the Grantee. Notwithstanding the foregoing, an Option, other than an ISO, shall be transferable pursuant to a "domestic relations order" as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and also shall be transferable, without payment of consideration, to (a) immediate family members of the holder (i.e., spouse or former spouse, parents, issue, including adopted and "step" issue, or siblings),
(b) trusts for the benefit of immediate family members, and (c) partnerships whose only partners are such family members, and (d) to any transferee permitted by a rule adopted by the Committee or approved by the Committee in an individual case. Any transferee will be subject to all of the conditions set forth in the Option prior to its transfer.

                  (g) Limitation on ISO Grants. To the extent that the aggregate Fair Market Value of the shares of Common Stock (determined at the time the ISO is granted) with respect to which ISOs under all incentive stock option plans of Company or its Affiliates are exercisable for the first time by the Grantee during any calendar year exceeds $100,000, such ISOs shall, to the extent of such excess, be treated as Non-qualified Stock Options.

                  (h) Other Provisions. Subject to the provisions of the Plan, the Grant Documents shall contain such other provisions, including, without limitation, provisions authorizing the Committee to accelerate the exercisability of all or any portion of an Option granted pursuant to the Plan, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee deems advisable.

         10. Change of Control. In the event of a Change of Control, Options and SARs granted pursuant to the Plan shall become immediately exercisable in full, and all Awards shall become fully vested. In addition, the Committee may take whatever action it deems necessary or desirable with respect to outstanding Grants, including, without limitation, with respect to Options and SARs, accelerating the expiration or termination date in the applicable Grant Document to a date no earlier than thirty (30) days after notice of such acceleration is given to the Grantees; provided, however, that such accelerated expiration date may not be earlier than the date as of which the Grant has become fully vested and exercisable.

         11. Stock Appreciation Rights (SARs).

                  (a) In General. Subject to the terms and conditions of the Plan, the Committee may, in its sole and absolute discretion, grant a right (which right shall be referred to as an "SAR"), which may or may not be granted in conjunction with an Option, which right shall entitle the Grantee to receive a payment upon exercise equal to the excess of the Fair Market Value of a specified number of Shares, determined as of the date the SAR is exercised, over the "purchase price" specified in the Grant Document applicable to the SAR. The SAR may be exercisable in whole or in part, and at such times and under such circumstances as are set forth in the Grant Document applicable to the SAR. In the event an SAR is granted in conjunction with an Option, the exercise of the SAR shall result in a cancellation of the Option to the same extent as the SAR is exercised, and the exercise of the Option shall result in a cancellation of the SAR to the same extent as the Option is exercised, and the terms and conditions, including the number of Shares subject to the SAR, the "purchase price" and the times and circumstances in which the SAR may be exercised, shall be the same as are applicable to the Option. Except as may otherwise be provided in a Grant Document, such payment may be made, as determined by the Committee in accordance with Subsection 12(c) below and set forth in the applicable Grant Document, either in Shares or in cash or in any combination thereof. For purposes of the annual and aggregate limitations on shares of Common Stock that may be subject to Grants under the Plan, the grant of an SAR not in conjunction with an Option shall be treated as though such SAR constituted an Option.

                  (b) Grant. Each SAR shall relate either to a specific Option granted under the Plan or to a hypothetical Option that could have been granted under the Plan. Where an SAR is granted in conjunction with an Option granted under the Plan, the Grant Document applicable to the Option shall include provisions indicating the SAR rights. Where an SAR is granted independent of an Option granted under the Plan, the Grant Document applicable to such SAR shall indicate the relevant terms and conditions applicable to the SAR, including, but not limited to, the number of hypothetical Shares subject to the terms of the SAR, the "purchase price" to be taken into account upon exercise of the SAR, and such other terms and conditions as would be permitted or as are required with respect to the grant of an Option under the Plan. SARs shall be exercisable at such times and under such terms and conditions as the Committee, in its sole and absolute discretion, shall determine; provided, however, that an SAR that is granted concurrent with an Option shall be exercisable only at such times and by such individuals as the related Option may be exercised under the Plan and the Grant Document.

                  (c) Payment. The Committee shall have sole discretion to determine whether payment in respect of SARs exercised by any Grantee shall be made in shares of Common Stock, or in cash, or in a combination thereof. If payment is made in Common Stock, the number of shares which shall be issued pursuant to the exercise of SARs shall be determined by dividing the amount of the payment provided for in Section 11(a) above by the Fair Market Value of a share of Common Stock on the exercise date of the SARs. No fractional share of Common Stock shall be issued on exercise of an SAR; cash may be paid by Company to the person exercising an SAR in lieu of any such fractional share, if the Committee so determines. If payment on exercise of an SAR is to be made in cash, the person exercising the SAR shall receive such cash payment as soon as practicable following the date of exercise.

         12. Terms and Conditions of Awards. Awards granted pursuant to the Plan shall be evidenced by written Grant Documents in such form as the Committee shall from time to time approve, which Grant Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions which the Committee shall from time to time require which are not inconsistent with the terms of the Plan.

                  (a) Number of Shares. Each Grant Document shall state the number of Shares or other units or rights to which it pertains.

                  (b) Purchase Price. Each Grant Document shall specify the purchase price, if any, which applies to the Award. If the Board specifies a purchase price, the Grantee shall be required to make payment on or before the payment date specified in the Grant Document. A Grantee shall make payment (i) in cash, (ii) by certified check payable to the order of Company, or (iii) by such other mode of payment as the Committee may approve.

                  (c) Grant. In the case of an Award which provides for a grant of Shares without any payment by the Grantee, the grant shall take place on the date specified in the Grant Document. In the case of an Award which provides for a payment, the grant shall take place on the date the initial payment is delivered to Company, unless the Committee or the Grant Document otherwise specifies. Stock certificates evidencing Shares granted pursuant to an Award shall be issued in the sole name of the Grantee. Notwithstanding the foregoing, as a precondition to a grant, Company may require an acknowledgment by the Grantee as required with respect to Options under Subsection 9(c).

                  (d) Conditions. The Committee may specify in a Grant Document any conditions under which the Grantee of that Award shall be required to convey to Company the Shares covered by the Award. Upon the occurrence of any such specified condition, the Grantee shall forthwith surrender and deliver to Company the certificates evidencing such Shares as well as completely executed instruments of conveyance. The Committee, in its discretion, may provide that certificates for Shares transferred pursuant to an Award be held in escrow by

Company or its designee until such time as each and every condition has lapsed and that the Grantee be required, as a condition of the Award, to deliver to such escrow agent or Company officer stock transfer powers covering the Shares subject to the Award duly endorsed by the Grantee. Unless otherwise provided in the Grant Document or determined by the Committee, dividends and other distributions made on Shares held in escrow shall be deposited in escrow, and held in escrow until such time as the Shares on which the distributions were made are released from escrow. Stock certificates evidencing Shares subject to conditions shall bear a legend to the effect that the Shares evidenced thereby are subject to repurchase by, or conveyance to, Company in accordance with the terms applicable to such Shares under an Award made pursuant to the Plan, and that the Shares may not be sold or otherwise transferred.

                  (e) Lapse of Conditions. Upon termination or lapse of all forfeiture conditions, Company shall cause certificates without the legend referring to Company's repurchase or acquisition right (but with any other legends that may be appropriate) evidencing the Shares covered by the Award to be issued to the Grantee upon the Grantee's surrender to Company of the legended certificates held by the Grantee.

                  (f) Rights as Shareholder. Upon payment of the purchase price, if any, for Shares covered by an Award and compliance with the acknowledgment requirement of Subsection 9(c), the Grantee shall have all of the rights of a shareholder with respect to the Shares covered thereby, including the right to vote the Shares and (subject to the provisions of Subsection 12(d)) to receive all dividends and other distributions paid or made with respect thereto, except to the extent otherwise provided by the Committee or in the Grant Document.

         13. Performance-Based Awards. In addition to any other terms or conditions as may be established with respect to any Awards granted hereunder, the Non-Employee Director Committee shall have the authority to make Awards subject to such additional terms and conditions such that the remuneration attributable to any such Award shall be recognized by a Covered Employee only under circumstances such that such remuneration constitutes Performance-Based Compensation.

                  (a) In the event the Committee determines to grant Performance-Based Awards pursuant to this Section 13, the Committee shall, prior to or within the first ninety (90) days of a Performance Period, establish in writing with respect to such Performance Period, one or more specific Performance Goals and an objective formula or method for computing the amount of bonus compensation payable to each Grantee if the specified Performance Goals are attained. Notwithstanding the foregoing sentence, the Performance Goals for any Performance Period may not be established after 25 percent of the period of service represented by the Performance Period has elapsed.

                  (b) Performance Goals shall be based upon one or more of the following business criteria for the Company as a whole or any of its subsidiaries, operating divisions or other operating units: Stock price; market share; gross revenue; net revenue; pretax income; operating income; cash flow; earnings per share; return on equity; return on invested capital or assets; cost reductions and savings; return on revenues or productivity; or any variations of the preceding business criteria, which may be modified at the discretion of the Committee, to take into account extraordinary items or which may be adjusted to reflect such costs or expense as the Committee deems appropriate. In addition, to the extent consistent with the goal of providing for deductibility under
Section 162(m) of the Code, Performance Goals may be based upon a Grantee's attainment of personal objectives with respect to any of the foregoing Performance Goals or implementing policies and plans, negotiating transactions and sales, developing long-term business goals or exercising managerial responsibility. Measurements of the Company's or a Grantee's performance against the Performance Goals established by the Committee shall be objectively determinable and shall be determined according to generally accepted accounting principles as in existence on the date on which the Performance Goals are established and without regard to any changes in such principles after such date.

                  (c) A Performance-Based Award shall consist of an Award that meets the requirements of this Section 13, and which either is granted only on the attainment by the close of the Performance Period of the Performance Goal or Goals established with respect to such an Award, or may not become vested unless by the close of the Performance Period applicable to such Award the Performance Goal or Goals established with respect to such an Award have been achieved. The Committee may establish any other terms or conditions with respect to a Performance-Based Award as are consistent with the provisions of the Plan.

         14.      Adjustments on Changes in Capitalization.

                  (a) In the event that the outstanding Shares are changed by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination or exchange of shares and the like (not including the issuance of Common Stock on the conversion of other securities of Company which are convertible into Common Stock) or dividends payable in shares of Common Stock, a Capitalization Adjustment may be made by the Committee as it deems appropriate in the aggregate number and/or class of shares available under the Plan and in the number of shares, class of shares and price per share subject to outstanding Grants. Unless the Committee makes other provisions for the equitable settlement of outstanding Grants, if Company shall be reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of Company shall be sold or exchanged, a Grantee shall at the time of issuance of the stock under such corporate event be entitled to receive, with respect to or upon the exercise of his or her Grant, as the case may be, the same number and kind of shares of stock or the same amount of property, cash or securities as the Grantee would have been entitled to receive upon the occurrence of any such corporate event as if the Grantee had been, immediately prior to such event, the holder of the number of shares covered by his or her Grant; provided, however, that with respect to an SAR, the Grantee shall only be entitled to receive payment in the form of property other than cash to the extent such settlement of the SAR is provided for in the applicable Grant Document.

                  (b) Any adjustment under this Section 14 in the number of Shares subject to Grants shall apply proportionately to only the unexercised portion of any Option or SAR granted hereunder. If a fraction of a Share would result from any such adjustment, the fraction shall be eliminated, unless the Committee otherwise determines.

                  (c) The Committee shall have authority to determine the Capitalization Adjustments to be made under this Section, which may include both adjustments to the number of shares and class of Company stock to be issued in connection with or on the exercise of Grants and that are available generally for Grants under the Plan, and any such determination by the Committee shall be final, binding and conclusive.

         15. Amendments.

                  (a) The Board may amend the Plan from time to time in such manner as it may deem advisable. Nevertheless, the Board may not change the class of persons eligible to receive an ISO or increase the maximum number of Shares as to which Grants may be issued under the Plan, or to any individual under the Plan in any year, without obtaining approval, within twelve months before or after such action, by the shareholders in the manner required by state law. No amendment to the Plan shall adversely affect any outstanding Grant, however, without the consent of the Grantee.

                  (b) Subject to the provisions of the Plan, the Committee shall have the right to amend any Grant Document issued to a Grantee, subject to the Grantee's consent, if such amendment is not favorable to the Grantee or if such amendment has the effect of changing an ISO to a Non-qualified Stock Option; provided, however, that the consent of the Grantee shall not be required for any amendment made pursuant to Subsection 9(e)(i)(C) or Section 10 of the Plan, as applicable.

         16. No Commitment to Retain. The making of a Grant pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of Company or any Affiliate to retain the Grantee as an employee, director, consultant or advisor of Company or any Affiliate, or in any other capacity.

         17. Withholding of Taxes. In connection with any event relating to any Grant under the Plan, Company shall have the right to (a) require the recipient to remit or otherwise make available to Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificates for such Shares, or (b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities, including, without limitation, withholding any Shares, funds or other property otherwise due to the Grantee. The Company's obligations under the Plan shall be conditioned on the Grantee's compliance, to Company's satisfaction, with any withholding requirement.